Exhibit 4.2

Execution Version

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S IP HOLDER LLC,

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC and

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

each as Co-Issuer,

and

CITIBANK, N.A.,

as Trustee and Series 2025-1 Securities Intermediary

SERIES 2025-1 SUPPLEMENT

Dated as of September 5, 2025

to

AMENDED AND RESTATED BASE INDENTURE

Dated as of March 15, 2012

$320,000,000 Series 2025-1 Variable Funding Senior Secured Notes, Class A-1

$500,000,000 Series 2025-1 4.930% Fixed Rate Senior Secured Notes, Class A-2-I

$500,000,000 Series 2025-1 5.217% Fixed Rate Senior Secured Notes, Class A-2-II

Table of Contents

(i)

ANNEXES

Annex A	—	Series 2025-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1	—	Form of Series 2025-1 Class A-1 Advance Note
Exhibit A-1-2	—	Form of Series 2025-1 Class A-1 Swingline Note
Exhibit A-1-3	—	Form of Series 2025-1 Class A-1 L/C Note
Exhibit A-2-1	—	Form of Restricted Global Series 2025-1 Class A-2-I Note
Exhibit A-2-2	—	Form of Regulation S Global Series 2025-1 Class A-2-I Note
Exhibit A-2-3	—	Form of Unrestricted Global Series 2025-1 Class A-2-I Note
Exhibit A-2-4	—	Form of Restricted Global Series 2025-1 Class A-2-II Note
Exhibit A-2-5	—	Form of Regulation S Global Series 2025-1 Class A-2-II Note
Exhibit A-2-6	—	Form of Unrestricted Global Series 2025-1 Class A-2-II Note
Exhibit B-1	—	Form of Transfer Certificate for Transfers of Series 2025-1 Class
A-1 Notes
Exhibit B-2	—	Form of Transferee Certificate for Series 2025-1 Class A-2-I
Notes or Series 2025-1 Class A-2-II Notes for Transfers of
Interests in Restricted Global Notes to Interests in Regulation S
Global Notes
Exhibit B-3	—	Form of Transferee Certificate for Series 2025-1 Class A-2-I
Notes or Series 2025-1 Class A-2-II Notes for Transfers of
Interests in Restricted Global Notes to Interests in Unrestricted
Global Notes
Exhibit B-4	—	Form of Transferee Certificate for Series 2025-1 Class A-2-I
Notes or Series 2025-1 Class A-2-II Notes for Transfers of Interest
in Regulation S Global Notes or Unrestricted Global Notes to
Persons Taking Delivery in the Form of an Interest in a Restricted
Global Note
Exhibit C	—	Form of Quarterly Noteholders’ Statement
Exhibit D	—	Form of Confirmation of Registration
Exhibit E	—	Form of Mandatory/Voluntary Decrease Notice

(ii)

SERIES 2025-1 SUPPLEMENT, dated as of September 5, 2025 (this “Series Supplement”), by and among DOMINO’S PIZZA MASTER ISSUER LLC, a Delaware limited liability company (the “Master Issuer”), DOMINO’S PIZZA DISTRIBUTION LLC, a Delaware limited liability company (the “Domestic Supply Chain Holder”), DOMINO’S IP HOLDER LLC, a Delaware limited liability company (the “IP Holder”), DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, a Delaware limited liability company (the “PFS Domestic Supply Chain Holder”) and DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a Delaware corporation (the “SPV Canadian Holdco” and, together with the Master Issuer, the Domestic Supply Chain Holder, the PFS Domestic Supply Chain Holder and the IP Holder, collectively, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2025-1 Securities Intermediary, to the Amended and Restated Base Indenture, dated as of March 15, 2012, by and among the Co-Issuers and CITIBANK, N.A., as Trustee and Securities Intermediary (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Section 2.02 and 13.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series 2025-1 Supplement, and such Series of Notes shall be designated as Series 2025-1 Senior Notes. On the Series 2025-1 Closing Date, the following subclasses of Notes of such Series shall be issued: (a) $320,000,000 Series 2025-1 Variable Funding Senior Secured Notes, Class A-1 (as referred to herein, the “Series 2025-1 Class A-1 Notes” or the “Series 2025-1 Variable Funding Senior Notes, Class A-1”), which shall be issued in three Subclasses consisting of (i) the Series 2025-1 Class A-1 Advance Notes (as referred to herein, the “Series 2025-1 Class A-1 Advance Notes”), (ii) the Series 2025-1 Class A-1 Swingline Notes (as referred to herein, the “Series 2025-1 Class A-1 Swingline Notes”) and (iii) the Series 2025-1 Class A- 1 L/C Notes (as referred to herein, the “Series 2025-1 Class A-1 L/C Notes”), (b) $500,000,000 Series 2025- 1 4.930% Fixed Rate Senior Secured Notes, Class A-2-I (as referred to herein, the “Series 2025-1 Class A- 2-I Notes”), and (c) $500,000,000 Series 2025-1 5.217% Fixed Rate Senior Secured Notes, Class A-2-II (as referred to herein, the “Series 2025-1 Class A-2-II Notes” and together with the Series 2025-1 Class A-1 Notes and the Series 2025-1 Class A-2-I Notes, the “Series 2025-1 Senior Notes”). For purposes of the Base Indenture, the Series 2021-1 Class A-1 Notes, the Class A-2-I Notes and the Series 2025-1 Class A-2-II Notes shall be deemed to be “Senior Notes.” Each Subclass of the Series 2025-1 Senior Notes may also be referred to as a “Tranche.”

ARTICLE I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2025-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2025-1 Supplemental Definitions List”) as such Series 2025-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series 2025-1 Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2025-1 Senior Notes and not to any other Series of Notes issued by the Co-Issuers. The rule of construction set forth in Section 1.4 of the Base Indenture shall apply for all purposes under this Series 2025-1 Supplement.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF

SERIES 2025-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT AND

COMMITMENT AMOUNTS

Section 2.01 Procedures for Issuing and Increasing the Series 2025-1 Class A-1 Outstanding Principal Amount. (a) Subject to satisfaction of the conditions precedent to the making of Series 2025-1 Class A-1 Advances set forth in the Series 2025-1 Class A-1 Note Purchase Agreement, (i) on the Series 2025-1 Closing Date, the Master Issuer may cause the Series 2025-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2025-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2025- 1 Class A-1 Advances made on the Series 2025-1 Closing Date (the “Series 2025-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Commitment Term that does not occur during a Cash Trapping Period, the Co-Issuers may increase the Series 2025-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably (or as otherwise set forth in the Series 2025- 1 Class A-1 Note Purchase Agreement), at par, additional principal amounts on the Series 2025-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2025-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2025-1 Class A-1 Outstanding Principal Amount exceed the Series 2025-1 Class A-1 Maximum Principal Amount. The Series 2025-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2025-1 Class A-1 Note Purchase Agreement and shall be ratably (except as otherwise set forth in the Series 2025-1 Class A-1 Note Purchase Agreement) allocated among the Series 2025-1 Class A-1 Noteholders (other than the Series 2025-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the Series 2025-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Co-Issuers in the applicable Series 2025-1 Class A-1 Advance Request or as otherwise set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

(b) Subject to satisfaction of the applicable conditions precedent set forth in the Series 2025-1 Class A-1 Note Purchase Agreement, on the Series 2025-1 Closing Date, the Co-Issuers may cause (i) the Series 2025-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2025-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Series 2025-1 Class A-1 Swingline Loans made on the Series 2025-1 Closing Date pursuant to Section 2.06 of the Series 2025-1 Class A-1 Note Purchase Agreement (the “Series 2025-1 Class A-1 Initial Swingline Loan”) and (ii) the Series 2025-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2025-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2025-1 Closing Date pursuant to Section 2.07 of the Series 2025-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2025-1 Class A-1 Outstanding Principal Amount exceed the Series 2025-1 Class A-1 Maximum Principal Amount. The procedures relating to increases in the Series 2025-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Series 2025-1 Class A-1 Swingline Loans and issuance or incurrence of Series 2025-1 Class A-1 L/C Obligations are set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

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Section 2.02 Procedures for Decreasing the Series 2025-1 Class A-1 Outstanding Principal Amount.

(a) Mandatory Decrease. Whenever a Series 2025-1 Class A-1 Excess Principal Event shall have occurred, then, on or before the third Business Day immediately following the date on which the Manager or any Co-Issuer obtains knowledge of such Series 2025-1 Class A-1 Excess Principal Event, the Co-Issuers shall deposit in the Series 2025-1 Class A-1 Distribution Account the amount of funds referred to in the next sentence and shall direct the Trustee in writing to distribute such funds in accordance with Section 4.02 of the Series 2025-1 Class A-1 Note Purchase Agreement. Such written direction of the Co-Issuers shall include a report that will provide for the distribution of (i) funds sufficient to decrease the Series 2025-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after giving effect to such decrease of the Series 2025-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2025-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2025-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2025-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.02(a), or any other required payment of principal in respect of the Series 2025-1 Class A-1 Notes pursuant to Section 3.06 of this Series 2025-1 Supplement, a “Mandatory Decrease”), plus (ii) any associated Series 2025-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2025-1 Class A-1 Note Purchase Agreement). Such Mandatory Decrease shall be allocated among the Series 2025-1 Class A-1 Noteholders in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2025-1 Class A-1 Note Purchase Agreement in accordance with Section 2.02(c) hereof. Upon obtaining knowledge of such a Series 2025-1 Class A-1 Excess Principal Event, the Co-Issuers promptly, but in any event within two (2) Business Days, shall deliver written notice substantially in the form of Exhibit E hereto (by e-mail of a .pdf or similar file) of the need for any such Mandatory Decreases to the Trustee and the Series 2025-1 Class A-1 Administrative Agent (with copy to the Servicer and the Back-Up Manager). In connection with any Mandatory Decrease, the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).

(b) Voluntary Decrease. On any Business Day, upon at least three (3) Business Days’ prior written notice substantially in the form of Exhibit E hereto to each Series 2025-1 Class A-1 Investor, the Series 2025-1 Class A-1 Administrative Agent and the Trustee (with copy to the Servicer and the Back- Up Manager), the Co-Issuers may decrease the Series 2025-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2025-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.02(b), a “Voluntary Decrease”) by depositing in the Series 2025-1 Class A-1 Distribution Account not later than 10 a.m. (New York City time) on the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2025-1 Class A-1 Note Purchase Agreement which report shall include the calculation of such amounts and the portion thereof payable to each Series 2025-1 Class A-1 Noteholder and instructions for the distributions thereof (i) an amount (subject to the last sentence of this Section 2.02(b)) up to the Series 2025-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease, plus (ii) any associated Series 2025-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2025-1 Class A-1 Note Purchase Agreement); provided, that to the extent the deposit into the Series 2025-1 Class A-1 Distribution Account described above is not made by 10 a.m. (New York City time) on a Business Day, the same shall be deemed to be deposited on the following Business Day. Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2025-1 Class A-1 Note Purchase Agreement. In connection with any Voluntary Decrease, the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).

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(c) In connection with each Decrease, the Trustee shall remit the applicable amounts of principal of the Series 2025-1 Class A-1 Advance Notes to the Holders thereof based solely on the information set forth in the Quarterly Noteholders’ Statement, Quarterly Manager’s Certificate, Weekly Manager’s Certificate or other written report.

(d) The Series 2025-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2025-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2025-1 Class A-1 Subfacility Noteholders, referred to as a “Subfacility Decrease”) through (i) borrowings of Series 2025- 1 Class A-1 Advances to repay Series 2025-1 Class A-1 Swingline Loans and Series 2025-1 Class A-1 L/C Obligations or (ii) optional prepayments of Series 2025-1 Class A-1 Swingline Loans on same day notice. Upon receipt of written notice from the Co-Issuers or the Series 2025-1 Class A-1 Administrative Agent, the Trustee shall indicate any increase or decrease in the Class A-1 Notes Maximum Principal Amount in its books and records, provided that the Series 2025-1 Class A-1 Administrative Agent’s books and records shall be controlling for all Increases and Decreases in respect of the Series 2025-1 Class A-1 Notes.

Section 2.03 Procedures for Increasing the Series 2025-1 Class A-1 Maximum Principal Amount. The Co-Issuers may increase and/or add Commitments and Commitment Amounts by either (a) entering into an Investor Group Supplement with the applicable Investor Group or (b) entering into a Joinder Agreement to the Variable Funding Note Purchase Agreement with an Investor Group, and delivering a copy of such Investor Group Supplement or Joinder Agreement to the Series 2025-1 Class A-1 Administrative Agent and the Trustee at least five (5) Business Days prior to the effective date of such increase or addition. Subject to satisfaction of the applicable conditions precedent set forth in Section 2.02 of the Base Indenture, the Trustee shall authenticate additional Series 2025-1 Class A-1 Notes as directed by the Master Issuer. Each such increase or addition shall be in a minimum principal amount of at least $5 million. On the applicable Additional Issuance Date, the Co-Issuers shall deposit funds into the Senior Notes Interest Reserve Account, the Subordinated Notes Interest Account, as applicable, an/or arrange for the issuance of one or more Interest Reserve Letter of Credit in accordance with Section 5.17 of the Base Indenture and Section 2.07 of the Series 2025-1 Class A-1 Note Purchase Agreement, in an aggregate amount equal to the excess, if any, by which the Series 2025-1 Notes Interest Reserve Amount (calculated after giving effect to the issuance of such additional Series 2025-1 Class A-1 Notes) exceeds the Series 2025-1 Available Senior Notes Interest Reserve Account Amount.

ARTICLE III

SERIES 2025-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2025-1 Senior Notes only, the following shall apply:

Section 3.01 Allocations with Respect to the Series 2025-1 Senior Notes. On the Series 2025- 1 Closing Date, $97,062.63 of the net proceeds from the initial sale of the Series 2025-1 Senior Notes will be deposited into the Senior Notes Interest Reserve Account and the remainder of the net proceeds from the sale of the Series 2025-1 Senior Notes will be paid to, or at the direction of, the Co-Issuers.

Section 3.02 Application of Weekly Collections on Weekly Allocation Dates to the Series 2025-1 Senior Notes; Quarterly Payment Date Applications. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing in accordance with the applicable Weekly Manager’s Certificate to allocate from the Collection Account all amounts relating to the Series 2025-1 Senior Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments, including the following:

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(a) Series 2025-1 Senior Notes Quarterly Interest. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing in accordance with the applicable Weekly Manager’s Certificate to allocate from the Collection Account to the Senior Notes Interest Account the Series 2025-1 Class A-1 Quarterly Interest and the Series 2025-1 Class A-2 Quarterly Interest deemed to be “Senior Notes Quarterly Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(b) Series 2025-1 Class A-1 Quarterly Commitment Fees. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing in accordance with the applicable Weekly Manager’s Certificate to allocate from the Collection Account to the Class A-1 Senior Notes Commitment Fees Account the Series 2025-1 Class A-1 Quarterly Commitment Fees deemed to be “Class A-1 Senior Notes Quarterly Commitment Fees” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(c) Series 2025-1 Class A-1 Administrative Expenses. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing in accordance with the applicable Weekly Manager’s Certificate to pay to the Series 2025-1 Class A-1 Administrative Agent from the Collection Account the Series 2025-1 Class A-1 Administrative Expenses deemed to be “Class A-1 Senior Notes Administrative Expenses” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments (it being understood that Series 2025-1 Class A-1 Administrative Expenses that are due on a quarterly or other periodic basis will only be paid to the related Class A-1 Administrative Agent pursuant to the Priority of Payments on the Weekly Allocation Date immediately following such due date and in full).

(d) Series 2025-1 Notes Interest Reserve Amount.

(i) The Co-Issuers shall maintain an amount on deposit in the Senior Notes Interest Reserve Account and/or maintain one or more Interest Reserve Letters of Credit issued for the benefit of the Trustee for the benefit of the Senior Noteholders, in each case with respect to the Series 2025-1 Senior Notes, in an aggregate amount equal to the Series 2025-1 Notes Interest Reserve Amount.

(ii) If on any Weekly Allocation Date there is a Series 2025-1 Notes Interest Reserve Account Deficiency, the Master Issuer shall instruct the Trustee in writing in accordance with the applicable Weekly Manager’s Certificate to deposit into the Senior Notes Interest Reserve Account an amount equal to the Series 2025- 1 Notes Interest Reserve Account Deficit Amount pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(iii) On each Accounting Date preceding the first Quarterly Payment Date following a Series 2025-1 Interest Reserve Release Event or on which a Series 2025-1 Interest Reserve Release Event occurs, the Master Issuer (or the Manager on its behalf) shall instruct the Trustee in writing in accordance with the applicable Quarterly Manager’s Certificate to withdraw the Series 2025-1 Interest Reserve Release Amount, if any, from the Senior Notes Interest Reserve Account on the applicable Quarterly Payment Date and to deposit such amounts into the Collection Account in accordance with Section 5.10(a)(xxix) of the Base Indenture; provided that immediately after giving effect to any withdrawal of funds from the Senior Notes Interest Reserve Account pursuant to Section 5.10(a)(xxix) of the Base Indenture in connection with such Series 2025-1 Interest Reserve Release Event, there shall be no Series 2025-1 Notes Interest Reserve Account Deficit Amount outstanding.

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(e) Series 2025-1 Senior Notes Rapid Amortization Principal Amounts. If any Weekly Allocation Date occurs during a Rapid Amortization Period or Series 2025-1 Class A-1 Senior Notes Amortization Period, the Master Issuer shall instruct the Trustee in writing in accordance with the applicable Weekly Manager’s Certificate to allocate from the Collection Account for payment of principal on the Series 2025-1 Senior Notes the amounts contemplated by the Priority of Payments for such principal.

(f) Series 2025-1 Class A-2 Scheduled Principal Payments. On each Weekly Allocation Date prior to the occurrence of a Rapid Amortization Event as set forth in clause (e) of Section 9.1 of the Base Indenture, the Master Issuer shall instruct the Trustee in writing in accordance with the applicable Weekly Manager’s Certificate to allocate from the Collection Account to the Senior Notes Principal Payments Account the Series 2025-1 Class A-2 Scheduled Principal Payments Amounts deemed to be “Senior Notes Scheduled Principal Payments” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(g) Series 2025-1 Class A-2 Scheduled Principal Payment Deficiency Amount. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing in accordance with the applicable Weekly Manager’s Certificate to allocate from the Collection Account to the Senior Notes Principal Payments Account the portion of the Senior Notes Scheduled Principal Payments Deficiency Amount attributable to the Series 2025-1 Class A-2 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(h) Series 2025-1 Class A-1 Senior Notes Other Amounts. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing in accordance with the applicable Weekly Manager’s Certificate to pay to the Series 2025-1 Class A-1 Administrative Agent from the Collection Account the Series 2025-1 Class A-1 Senior Notes Other Amounts deemed to be “Class A-1 Senior Notes Other Amounts” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(i) Series 2025-1 Senior Notes Quarterly Post-Renewal Contingent Interest. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing in accordance with the applicable Weekly Manager’s Certificate to allocate from the Collection Account to the Senior Notes Post-Renewal Contingent Interest Account the Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest and the Series 2025-1 Class A-2 Post-Renewal Contingent Interest deemed to be “Senior Notes Quarterly Post-Renewal Contingent Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(j) Series 2025-1 Class A-2 Make-Whole Prepayment Premium. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing in accordance with the applicable Weekly Manager’s Certificate to allocate from the Collection Account to the Senior Notes Principal Payments Account the Series 2025-1 Class A-2 Make-Whole Prepayment Premium deemed to be “unpaid premiums and make-whole prepayment premiums” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(k) Application Instructions. The Control Party is hereby authorized (but shall not be obligated) to deliver any instruction contemplated in this Section 3.02 that is not timely delivered by or on behalf of any Co-Issuer.

Section 3.03 Certain Distributions from Series 2025-1 Distribution Accounts. On each Quarterly Payment Date, based solely upon the most recent Quarterly Manager’s Certificate, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit (i) to the Series 2025-1 Class A-1 Distribution Account and then to the Series 2025-1 Class A-1 Noteholders, the amounts withdrawn from the Senior Notes Interest Account, Class A-1 Senior Notes Commitment Fees Account and Senior Notes

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Principal Payments Account, pursuant to Section 5.12(a), (d), or (g), as applicable, of the Base Indenture, for the payment of interest and fees and, to the extent applicable, principal on such Quarterly Payment Date and (ii) to the Series 2025-1 Class A-2 Distribution Account and then to the Series 2025-1 Class A-2 Noteholders from, the amounts withdrawn from the Senior Notes Interest Account and Senior Notes Principal Payments Account, as applicable, pursuant to Section 5.12(a), (c) or (g), as applicable, of the Base Indenture, for the payment of interest and, to the extent applicable, principal on such Quarterly Payment Date.

Section 3.04 Series 2025-1 Class A-1 Interest and Certain Fees.

(a) Series 2025-1 Class A-1 Note Rate and L/C Fees. From and after the Series 2025- 1 Closing Date, the applicable portions of the Series 2025-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2025-1 Class A-1 Note Rate and (ii) Series 2025-1 Class A-1 L/C Fees at the applicable rates provided therefor in the Series 2025-1 Class A-1 Note Purchase Agreement. Such accrued interest and fees will be due and payable in arrears on each Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing with the Quarterly Payment Date occurring in October 2025; provided that in any event all accrued but unpaid interest and fees with respect to the Series 2025-1 Class A-1 Notes shall be paid in full on the Series 2025-1 Legal Final Maturity Date, on any Series 2025-1 Prepayment Date with respect to a prepayment in full of the Series 2025-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2025-1 Class A-1 Outstanding Principal Amount is required to be paid in full. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2025-1 Class A-1 Note Rate.

(b) Undrawn Commitment Fees. From and after the Series 2025-1 Closing Date, Undrawn Commitment Fees will accrue as provided in the Series 2025-1 Class A-1 Note Purchase Agreement. Such accrued fees will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing with the Quarterly Payment Date occurring in October 2025. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2025-1 Class A-1 Note Rate.

(c) Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest. From and after the Series 2025-1 Class A-1 Senior Notes Renewal Date, if the Series 2025-1 Final Payment has not been made, additional interest will accrue on the Series 2025-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at an annual rate equal to 5% per annum (the “Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest Rate”) in addition to the regular interest that will continue to accrue at the Series 2025-1 Class A-1 Note Rate. All computations of Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest shall be made on the basis of a 360-day year consisting of twelve 30-day months. Any Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, and failure to pay any Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest in excess of such amounts will not be an Event of Default and interest will not accrue on any unpaid portion thereof.

(d) Series 2025-1 Class A-1 Initial Interest Period. The initial Interest Period for the Series 2025-1 Class A-1 Notes shall commence on the Series 2025-1 Closing Date and end on (but exclude) the day that is two (2) Business Days prior to the Accounting Date with respect to the Quarterly Payment Date occurring in October 2025.

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Section 3.05 Series 2025-1 Class A-2 Interest.

(a) Series 2025-1 Class A-2 Note Rate. From the Series 2025-1 Closing Date until the Series 2025-1 Class A-2 Outstanding Principal Amount with respect to a Subclass has been paid in full, the Outstanding Principal Amount of such Subclass of the Series 2025-1 Class A-2 Notes (after giving effect to all payments of principal made to Series 2025-1 Noteholders as of the first day of such Interest Period and also giving effect to payments, repurchases and cancellations of Series 2025-1 Class A-2 Notes during such Interest Period) shall accrue interest at the Series 2025-1 Class A-2 Note Rate applicable to such Subclass for such Interest Period. Such accrued interest shall be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing with the Quarterly Payment Date occurring in October 2025; provided that in any event (x) all accrued but unpaid interest with respect to each Subclass shall be due and payable in full on the Series 2025-1 Legal Final Maturity Date, on any Series 2025-1 Prepayment Date with respect to a prepayment in full of the Outstanding Principal Amount of such Subclass of the Series 2025-1 Class A-2 Notes or on any other day on which all of the Series 2025-1 Class A-2 Outstanding Principal Amount of such Subclass is required to be paid in full and (y) in the event of a prepayment, in full or in part, of the Series 2025-1 Class A-2 Notes, all accrued and unpaid interest on the principal amount so prepaid shall be paid on the applicable Series 2025-1 Prepayment Date. To the extent any interest accruing on a Subclass at the Series 2025-1 Class A-2 Note Rate is not paid when due, such unpaid interest shall accrue interest at the Series 2025-1 Class A-2 Note Rate for such Subclass. Computations of interest at the Series 2025-1 Class A-2 Note Rate shall be calculated on the basis of a 360- day year consisting of twelve 30-day months.

(b) Series 2025-1 Class A-2 Post-Renewal Contingent Interest.

(i) Post-Renewal Contingent Interest. From and after the Series 2025-1 Anticipated Repayment Date applicable to a Subclass of the Series 2025-1 Class A-2 Notes until the Series 2025-1 Class A-2 Outstanding Principal Amount with respect to such Subclass has been paid in full, additional interest (the “Series 2025-1 Class A-2 Post-Renewal Contingent Interest”) shall accrue on the Outstanding Principal Amount of such Subclass at an annual interest rate (the “Series 2025-1 Class A-2 Post-Renewal Contingent Interest Rate”) which for the Series 2025-1 Class A-2-I Notes and the Series 2025-1 Class A-2-II Notes shall be equal to the greater of (a) 5% per annum and (b) a per annum rate equal to the excess, if any, by which (i) the sum of the yield to maturity (adjusted to a quarterly bond-equivalent basis), on such Subclass’ Series 2025-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus 5% plus (A) with respect to the Series 2025-1 Class A-2-I Notes, 1.15% and (B) with respect to the Series 2025-1 Class A-2-II Notes, 1.25% exceeds (ii) the Series 2025-1 Class A-2 Note Rate for such Subclass. Computations of Series 2025-1 Class A-2 Post- Renewal Contingent Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

(ii) Payment of Series 2025-1 Class A-2 Post-Renewal Contingent Interest. Any Series 2025-1 Class A-2 Post-Renewal Contingent Interest shall be due and payable on any applicable Quarterly Payment Date only as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. The failure to pay any Series 2025-1 Class A- 2 Post-Renewal Contingent Interest on any applicable Quarterly Payment Date (including on the Series 2025-1 Legal Final Maturity Date) in excess of amounts available therefor in accordance with the Priorities of Payment will not be an Event of Default and interest will not accrue on any unpaid portion thereof.

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(c) Series 2025-1 Class A-2 Initial Interest Period. The initial Interest Period for the Series 2025-1 Class A-2 Notes shall commence on the Series 2025-1 Closing Date and end on (but exclude) October 25, 2025.

Section 3.06 Payment of Series 2025-1 Note Principal.

(a) Series 2025-1 Senior Notes Principal Payment at Legal Maturity. The Series 2025- 1 Outstanding Principal Amount shall be due and payable on the Series 2025-1 Legal Final Maturity Date. The Series 2025-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.06 and, in respect of the Series 2025-1 Class A-1 Outstanding Principal Amount, Section 2.02 of this Series 2025-1 Supplement.

(b) Series 2025-1 Anticipated Repayment. The Series 2025-1 Final Payment is anticipated to occur (i) with respect to the Series 2025-1 Class A-1 Notes, on or before the Series 2025-1 Class A-1 Senior Notes Renewal Date, (ii) with respect to the Series 2025-1 Class A-2-I Notes, on or before the Quarterly Payment Date occurring in July 2030 and (iii) with respect to the Series 2025-1 Class A-2-II Notes, on or before the Quarterly Payment Date occurring in July 2032 (each such Quarterly Payment Date, the “Series 2025-1 Anticipated Repayment Date” with respect to such Subclass). The initial Series 2025-1 Class A-1 Senior Notes Renewal Date will be the Quarterly Payment Date occurring in July 2030, unless extended as provided below in this Section 3.06(b).

(i) First Extension Election. Subject to the conditions set forth in Section 3.06(b)(iii) of this Series 2025-1 Supplement, the Manager shall have the option on or before the Quarterly Payment Date occurring in July 2030 to elect (the “Series 2025-1 First Extension Election”) to extend the Series 2025-1 Class A- 1 Senior Notes Renewal Date to the Quarterly Payment Date occurring in July 2031 by delivering written notice to the Trustee and the Control Party (with copy to the Back-Up Manager); provided that upon such extension, the Quarterly Payment Date occurring in July 2031 shall become the Series 2025-1 Class A-1 Senior Notes Renewal Date.

(ii) Second Extension Election. Subject to the conditions set forth in Section 3.06(b)(iii) of this Series 2025-1 Supplement, if the Series 2025-1 First Extension Election has been made and has become effective, the Manager shall have the option on or before the Quarterly Payment Date occurring in July 2031 to elect (the “Series 2025-1 Second Extension Election”) to extend the Series 2025-1 Class A-1 Senior Notes Renewal Date to the Quarterly Payment Date occurring in July 2032 by delivering written notice to the Trustee and the Control Party (with copy to the Back-Up Manager); provided that upon such extension, the Quarterly Payment Date occurring in July 2032 shall become the Series 2025-1 Class A-1 Senior Notes Renewal Date.

(iii) Conditions Precedent to Extension Elections. It shall be a condition to the effectiveness of the Series 2025-1 Extension Elections that, in the case of the Series 2025-1 First Extension Election, on the Quarterly Payment Date occurring in July 2030, or in the case of the Series 2025-1 Second Extension Election, on the Quarterly Payment Date occurring in July 2031, (a) the Quarterly DSCR is greater than or equal to 2.75 (calculated with respect to the most recently ended Quarterly Collection Period), (b) either (1) the rating assigned to the Series 2025-1 Class A-2 Notes by S&P has not been downgraded below “BBB+” or withdrawn or (2) the Series 2025-1 Class A-2 Notes have been downgraded below “BBB+” by S&P or their rating has been withdrawn by S&P but such downgrade or withdrawal was caused primarily by the bankruptcy, insolvency or other financial difficulty experienced by any entity other than an Affiliate of Holdco. Any notice given pursuant to Section 3.06(b)(i) or (ii) of this Series 2025-1 Supplement shall be irrevocable and (c) the Co-Issuers have paid the related Extension Fee (as defined in the Series 2025-1 Class of A-1 VFN Fee Letter) pursuant to the terms of the Series 2025-1 Class A-1 VFN Fee Letter; provided that if the conditions set forth in this Section 3.06(b)(iii) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective.

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(c) Payment of Series 2025-1 Class A-2 Scheduled Principal Payments. Series 2025- 1 Class A-2 Scheduled Principal Payments with respect to each Subclass will be due and payable on any applicable Quarterly Payment Date, commencing with the Quarterly Payment Date occurring in January 2026, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, and failure to pay any Series 2025-1 Class A-2 Scheduled Principal Payment in excess of such amounts will not be an Event of Default; provided, that no Series 2025-1 Class A-2 Scheduled Principal Payment will be due and payable on any Quarterly Payment Date if the Series Non-Amortization Test is met with respect to such date; and provided, further, that, even if the Series Non-Amortization Test is met with respect to such date, at the option of the Master Issuer, and prior to the Series 2025-1 Anticipated Repayment Date for such Subclass, all or part of the Series 2025-1 Class A-2 Scheduled Principal Payment Amount with respect to such Subclass may be paid on any Quarterly Payment Date. If no Series 2025-1 Class A-2 Scheduled Principal Payment is required to be made on any Quarterly Payment Date due to satisfaction of the Series 2025-1 Non-Amortization Test with respect to the Series 2025-1 Class A-2 Notes, and such test is subsequently no longer satisfied, no “catch-up” payments will be required to be made in respect of prior Quarterly Payment Dates.

(d) Series 2025-1 Senior Notes Mandatory Payments of Principal.

(i) Prior to the Series 2025-1 Springing Amendments Implementation Date, if a Change of Control to which the Control Party (acting at the direction of the Controlling Class Representative) has not waived or provided its prior written consent occurs, the Co-Issuers shall prepay all the Series 2025-1 Senior Notes in full by (A) depositing within ten Business Days of the date on which such Change of Control occurs an amount equal to the Series 2025-1 Outstanding Principal Amount and all other amounts that are or will be due and payable with respect to each Subclass of the Series 2025-1 Senior Notes under the Indenture Documents as of the applicable Series 2025-1 Prepayment Date referred to in clause (D) below (including all interest and fees accrued to such date and any associated Series 2025-1 Class A-1 Breakage Amounts incurred as a result of such prepayment (calculated in accordance with the Series 2025-1 Class A-1 Note Purchase Agreement)) in the applicable Series 2025-1 Distribution Accounts, (B) reimbursing the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate), (C) delivering Prepayment Notices in accordance with Section 3.06(g) of this Series 2025-1 Supplement and (D) directing the Trustee to distribute such amount set forth in clause (A) to the Series 2025-1 Noteholders of each Subclass on the Series 2025-1 Prepayment Date specified in such Prepayment Notices.

(ii) During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Subclass of Series 2025-1 Senior Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. Such payments shall be (A) in the case of the Series 2025-1 Class A-1 Noteholders, allocated in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2025-1 Class A-1 Note Purchase Agreement and (B) in the case of the Noteholders of the Series 2025-1 Class A- 2 Notes, ratably allocated among the Series 2025-1 Noteholders within such Subclass based on their respective portion of the Series 2025-1 Outstanding Principal Amount of such Subclass.

(iii) During any Series 2025-1 Class A-1 Senior Notes Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Series 2025-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. Such payments shall be allocated among the Series 2025-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2025-1 Class A-1 Note Purchase Agreement and the related Weekly Manager’s Certificate, Quarterly Manager’s Certificate or Quarterly Noteholders’ Statement, as applicable, provided to the Trustee for such allocation. For the avoidance of doubt, no Series 2025-1 Class A-2 Make-Whole Prepayment Premium will be due in connection with any principal payments on the Series 2025-1 Class A-1 Notes.

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(e) Series 2025-1 Class A-2 Make-Whole Prepayment Premium Payments. In connection with any mandatory prepayment of any Series 2025-1 Class A-2 Notes made pursuant to Section 3.06(i) of this Series 2025-1 Supplement in connection with any Real Estate Disposition Proceeds, or in connection with any optional prepayment of any Subclass of the Series 2025-1 Class A-2 Notes made pursuant to Section 3.06(f) of this Series 2025-1 Supplement, in each case prior to the applicable Series 2025-1 Anticipated Repayment Date (each, a “Series 2025-1 Prepayment”), the Co-Issuers shall pay, in the manner described herein, the Series 2025-1 Class A-2 Make-Whole Prepayment Premium to the Series 2025-1 Class A-2 Noteholders of each such Subclass being prepaid with respect to the applicable Series 2025-1 Prepayment Amount; provided that no such Series 2025-1 Class A-2 Make-Whole Prepayment Premium shall be payable in connection (A) (i) with respect to the Series 2025-1 Class A-2-I Notes, prepayments made on or after the Quarterly Payment Date in January 2028 and (ii) with respect to the Series 2025-1 Class A-2-II Notes, prepayments made on or after the Quarterly Payment Date in July 2029 (with respect to each Subclass, the dates set forth in clauses (i) and (ii), the “Make-Whole End Date” for such Subclass), (B) with any prepayment made in connection with Indemnification Payments, (C) with Series 2025-1 Class A-2 Scheduled Principal Payments (including those paid at the election of the Master Issuer if the Series Non-Amortization Test is satisfied) and any Series 2025-1 Class A-2 Scheduled Principal Deficiency Amounts, (D) mandatory prepayments made in connection with a Rapid Amortization Event pursuant to Section 3.06(d)(ii) or, prior to the Series 2025-1 Springing Amendments Implementation Date, a Change of Control pursuant to Section 3.06(d)(i), (E) prepayments made with funds in the Cash Trap Reserve Account (other than optional prepayments of Series 2025-1 Class A-2 Notes prior to the applicable Make-Whole End Date at the sole discretion of the Master Issuer in accordance with the CTOP Payment Priority, for which the Series 2025-1 Class A-2 Make-Whole Prepayment Premium will be payable); (F) prepayments pursuant to the EU/UK Applicable Investor Put Option, and (G) cancellations of repurchased Series 2025-1 Class A-2 Notes.

(f) Optional Prepayment of Series 2025-1 Class A-2 Notes. Subject to Section 3.06(e) and (g) of this Series 2025-1 Supplement, the Co-Issuers shall have the option to prepay the Outstanding Principal Amount of a Subclass of the Series 2025-1 Class A-2 Notes in full or in part on any Business Day, including on any date a mandatory prepayment may be made and that is specified as the Series 2025- 1 Prepayment Date in the applicable Prepayment Notices; provided, that no such optional prepayment may be made unless (i) the funds on deposit in the Senior Notes Principal Payments Account that are allocable to the Subclass or Subclasses of the Series 2025-1 Class A-2 Notes to be prepaid are sufficient to pay the principal amount of the Subclass or Subclasses of Series 2025-1 Class A-2 Notes to be prepaid and the Series 2025-1 Class A-2 Make-Whole Prepayment Premium required pursuant to Section 3.06(e), in each case, payable on the relevant Series 2025-1 Prepayment Date; (ii) the funds on deposit in the Senior Notes Interest Account that are allocable to the Series 2025-1 Class A-2 Outstanding Principal Amount to be prepaid are sufficient to pay (A) the Series 2025-1 Class A-2 Quarterly Interest to but excluding the relevant Series 2025-1 Prepayment Date relating to the Series 2025-1 Class A-2 Outstanding Principal Amount to be prepaid and (B) only if such optional prepayment is a prepayment in full of all Series 2025-1 Senior Notes, (x) the Series 2025-1 Class A-2 Post-Renewal Contingent Interest and (y) all Securitization Operating Expenses, to the extent attributable to the Series 2025-1 Class A-2 Notes; and (iii) the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). The Co-Issuers may prepay a Series of Notes in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement.

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(g) Notices of Prepayments. The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any Series 2025-1 Prepayment pursuant to Section 3.06(d)(i) or Section 3.06(f) of this Series 2025-1 Supplement to each Series 2025-1 Noteholder of the Subclass to receive such Series 2025-1 Prepayment, each of the Rating Agencies, the Servicer, the Control Party and the Trustee (with copy to the Back-Up Manager); provided that at the request of the Co-Issuers, such notice to the Series 2025-1 Noteholders receiving such Series 2025-1 Prepayment shall be given by the Trustee in the name and at the expense of the Co-Issuers. In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.06(j) of this Series 2025-1 Supplement. With respect to each such Series 2025-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2025-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day and, in the case of a mandatory prepayment upon a Change of Control pursuant to Section 3.06(d)(i), shall be no more than 10 Business Days after the occurrence of such event, (B) the aggregate principal amount of the applicable Subclass to be prepaid on such date (such amount for each Subclass, together with all accrued and unpaid interest thereon to such date, a “Series 2025-1 Prepayment Amount”) and (C) the date on which the applicable Series 2025-1 Class A-2 Make-Whole Prepayment Premium, if any, to be paid in connection therewith will be calculated, which calculation date shall be no earlier than the fifth Business Day before such Series 2025-1 Prepayment Date (the “Series 2025-1 Make-Whole Premium Calculation Date”). Any such optional prepayment and Prepayment Notice may, in the Co-Issuers’ discretion, be subject to the satisfaction of one or more conditions precedent (including the contemporaneous closing of a financing the proceeds of which will be used to fund all or a portion of such prepayment). The Co-Issuers shall have the option, by written notice to the Trustee, the Control Party, the Rating Agencies and the Series 2025-1 Noteholders expected to receive such Series 2025-1 Prepayment (with copy to the Back-Up Manager), to revoke, or amend the Series 2025-1 Prepayment Date set forth in (x) any Prepayment Notice relating to an optional prepayment at any time up to the second Business Day before the Series 2025-1 Prepayment Date set forth in such Prepayment Notice and (y) subject to the requirements of the preceding sentence, any Prepayment Notice relating to mandatory prepayment upon a Change of Control at any time up to the earlier of (I) the occurrence of such event and (II) the second Business Day before the Series 2025-1 Prepayment Date set forth in such Prepayment Notice; provided that in no event shall any Series 2025-1 Prepayment Date be amended to a date earlier than the second Business Day after such amended notice is given. Any Prepayment Notice shall become irrevocable two Business Days prior to the date specified in the Prepayment Notice as the Series 2025-1 Prepayment Date. All Prepayment Notices shall be (i) posted to the Trustee’s Website, transmitted by email to (A) each Series 2025-1 Noteholder of the Subclass subject to such Prepayment Notice to the extent such Series 2025-1 Noteholder has provided an email address to the Trustee and (B) to each of the Rating Agencies, the Servicer and the Trustee, and distributed through the Applicable Procedures of DTC and (ii) sent by registered mail to each affected Series 2025-1 Noteholder that holds a Definitive Note. For the avoidance of doubt, a Voluntary Decrease in respect of the Series 2025-1 Class A-1 Notes is governed by Section 2.02 of this Series 2025-1 Supplement and not by this Section 3.06. A Prepayment Notice may be revoked or amended by any Co-Issuer if the Trustee receives written notice of such revocation or amendment no later than 10:00 a.m. (New York City time) two Business Days prior to such Series 2025-1 Prepayment Date. The Co-Issuers shall give written notice of such revocation to the Servicer, and at the request of the Co-Issuers, the Trustee shall forward the notice of revocation or amendment to the Series 2025-1 Noteholders.

(h) Series 2025-1 Prepayments. On each Series 2025-1 Prepayment Date with respect to any Series 2025-1 Prepayment, the Series 2025-1 Prepayment Amount and the Series 2025-1 Class A-2 Make-Whole Prepayment Premium, if any, and any associated Series 2025-1 Class A-1 Breakage Amounts applicable to such Series 2025-1 Prepayment shall be due and payable. The Co-Issuers shall pay the Series 2025-1 Prepayment Amount together with the applicable Series 2025-1 Class A-2 Make-Whole Prepayment Premium, if any, with respect to such Series 2025-1 Prepayment Amount, by, to the extent not already deposited therein pursuant to Section 3.06(f) of this Series 2025-1 Supplement, depositing such amounts in the applicable Series 2025-1 Distribution Account on or prior to the related Series 2025-1 Prepayment Date to be distributed in accordance with Section 3.06(j) of this Series 2025-1 Supplement.

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(i) Indemnification Payments; Real Estate Disposition Proceeds. Any Indemnification Payments or Real Estate Disposition Proceeds allocated to the Senior Notes Principal Payments Account in accordance with Section 5.11(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payments Account in accordance with Section 5.12(g) of the Base Indenture, and any funds allocable to the Series 2025-1 Senior Notes shall be deposited in the applicable Series 2025-1 Distribution Accounts and used to prepay first, if a Series 2025-1 Class A-1 Senior Notes Amortization Period is continuing, the Series 2025-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2025-1 Class A-1 Note Purchase Agreement), second, to each Subclass of the Series 2025-1 Class A-2 Notes pro rata (based on their respective portion of the Series 2025-1 Class A-2 Outstanding Principal Amount), and third, provided that clause first does not apply, the Series 2025-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2025-1 Class A-1 Note Purchase Agreement), on the Quarterly Payment Date immediately succeeding such deposit. In connection with any prepayment made with Indemnification Payments pursuant to this Section 3.06(i), the Co-Issuers shall not be obligated to pay any prepayment premium. The Co-Issuers shall, however, be obligated to pay any applicable Series 2025- 1 Class A-2 Make-Whole Prepayment Premium required to be paid pursuant to Section 3.06(e) of this Series 2025-1 Supplement in connection with any prepayment made with Real Estate Disposition Proceeds pursuant to this Section 3.06(i); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2025-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2025-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments.

(j) Series 2025-1 Prepayment Distributions.

(i) On the Series 2025-1 Prepayment Date for each Series 2025-1 Prepayment to be made pursuant to this Section 3.06 in respect of the Series 2025-1 Class A-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2025-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.06(g) of this Series 2025-1 Supplement, wire transfer to the Series 2025-1 Class A-1 Noteholders of record on the applicable Prepayment Record Date, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2025-1 Class A-1 Note Purchase Agreement, the amount deposited in the Series 2025-1 Class A-1 Distribution Account pursuant to this Section 3.06, if any, in order to repay the applicable portion of the Series 2025-1 Class A-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2025-1 Prepayment Date and any associated Series 2025-1 Class A-1 Breakage Amounts incurred as a result of such prepayment.

(ii) On the Series 2025-1 Prepayment Date for each Series 2025-1 Prepayment to be made pursuant to this Section 3.06 in respect of the Series 2025-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2025-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.06(g) of this Series 2025-1 Supplement, for each Subclass receiving a Series 2025-1 Prepayment, wire transfer to the Series 2025-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date for such Subclass on a pro rata basis, based on their respective portion of the Series 2025-1 Class A-2 Outstanding Principal Amount, the amount deposited in the Series 2025-1 Class A-2 Distribution Account pursuant to this Section 3.06, if any, in order to repay the applicable portion of the Series 2025-1 Class A-2 Outstanding Principal Amount of such Subclass and pay all accrued and unpaid interest thereon up to such Series 2025-1 Prepayment Date and any Series 2025-1 Class A-2 Make-Whole Prepayment Premium due to Series 2025-1 Class A-2 Noteholders of such Subclass payable on such date.

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(k) Series 2025-1 Notices of Final Payment. The Co-Issuers shall notify the Trustee, the Servicer and each of the Rating Agencies (with copy to the Back-Up Manager) on or before the Prepayment Record Date preceding the Series 2025-1 Prepayment Date that will be the Series 2025-1 Final Payment Date for a Subclass; provided, however, that with respect to any Series 2025-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2025-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.06(g) of this Series 2025-1 Supplement. The Trustee shall provide any written notice required under this Section 3.06(j) to each Person in whose name a Series 2025-1 Senior Note for such Subclass is registered at the close of business on such Prepayment Record Date of the Series 2025-1 Prepayment Date that will be the Series 2025-1 Final Payment Date. Such written notice to be sent to the Series 2025-1 Noteholders of such Subclass shall be made at the expense of the Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2025-1 Final Payment will be made and shall specify that such Series 2025-1 Final Payment shall be payable only upon presentation and surrender (or deregistration, in the case of Uncertificated Notes) of the Series 2025-1 Senior Notes of such Subclass, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Securitization Entities, the Manager, the Back-Up Manager, the Trustee, the Servicer (including in its capacity as Control Party) and their respective affiliates, and shall specify the place where the Series 2025-1 Senior Notes of such Subclass may be presented and surrendered (or deregistered, in the case of Uncertificated Notes) for such Series 2025-1 Final Payment.

(l) Calculation of DSCR. “Quarterly DSCR” shall have the meaning set forth in the Base Indenture; provided that, for purposes of calculating the Quarterly DSCR:

(i) as of the first Quarterly Payment Date following the Series 2025-1 Closing Date, “Debt Service” applicable to the Series 2025-1 Class A-2 Notes will be deemed to be the sum of (a) the product of (x) the sum of the amounts referred to in clause (i)(a) (or, on and after the Series 2021-1 Springing Amendments Implementation Date, clause (ii)(a)) of the definition of “Debt Service” applicable to the Series 2025-1 Class A-2 Notes, multiplied by (y) a fraction the numerator of which is 90 and the denominator of which is the actual number of days elapsed during the period commencing on and including the Series 2025-1 Closing Date and ending on but excluding the first Quarterly Payment Date after the Series 2025-1 Closing Date, plus (b) the amount referred to in clause (i)(b) (or, on and after the Series 2021-1 Springing Amendments Implementation Date, clause (ii)(b)) of the definition of “Debt Service” applicable to the Series 2025-1 Class A-2 Notes, assuming for purposes of this calculation only that a Scheduled Principal Payment is due and payable on the first Quarterly Payment Date after the Series 2025-1 Closing Date; and

(ii) with respect to the first four Quarterly Payment Dates following the Series 2025-1 Closing Date, “Net Cash Flow” will be deemed to be $246,156,571.20 for the Quarterly Collection Period ended September 8, 2024, $328,598,655.34 for the Quarterly Collection Period ended December 29, 2024, $250,790,374.74 for the Quarterly Collection Period ended March 23, 2025, and $266,097,513.42 for the Quarterly Collection Period ended June 15, 2025. Further, the calculation of Net Cash Flow for the Quarterly Collection Period ending on September 7, 2025, may be adjusted to reflect the Manager’s good faith estimate (in accordance with the Management Standard) of what Net Cash Flow would have been for the portion of such Quarterly Collection Period occurring prior to the Series 2025-1 Closing Date if the calculation of “Net Cash Flow” set forth in the Base Indenture had been in effect prior to the Series 2025-1 Closing Date; provided, however, that such calculation of Net Cash Flow may be further adjusted as set forth in the proviso to the definition of DSCR set forth in the Base Indenture to give pro forma effect to one or more additional acquisitions or investments that are consummated in the applicable period for which Net Cash Flow is being measured.

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Section 3.07 Series 2025-1 Class A-1 Distribution Account.

(a) Establishment of Series 2025-1 Class A-1 Distribution Account. The Master Issuer has established and shall maintain with the Trustee in the name of the Master Issuer subject to the lien of the Trustee for the benefit of the Series 2025-1 Class A-1 Noteholders an account (the “Series 2025- 1 Class A-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2025-1 Class A-1 Noteholders. The Series 2025-1 Class A-1 Distribution Account shall be an Eligible Account. Initially, the Series 2025-1 Class A-1 Distribution Account will be established with the Trustee. Any amounts held in the Series 2025-1 Class A-1 Distribution Account shall be held in cash and shall remain uninvested.

(b) Series 2025-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2025-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2025-1 Class A-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2025- 1 Class A-1 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2025-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2025-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2025-1 Class A-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2025-1 Class A-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2025-1 Class A-1 Distribution Account Collateral”).

(c) Termination of Series 2025-1 Class A-1 Distribution Account. On or after the date on which (1) all accrued and unpaid interest on and principal of all Outstanding Series 2025-1 Class A-1 Notes have been paid, (2) all Undrawn L/C Face Amounts have expired or have been cash collateralized in accordance with the terms of the Series 2025-1 Class A-1 Note Purchase Agreement (after giving effect to the provisions of Section 4.04 of the Series 2025-1 Class A-1 Note Purchase Agreement), (3) all fees and expenses and other amounts then due and payable under the Series 2025-1 Class A-1 Note Purchase Agreement have been paid and (4) all Series 2025-1 Class A-1 Commitments have been terminated in full, the Trustee, acting in accordance with the written instructions of the Master Issuer, shall withdraw from the Series 2025-1 Class A-1 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series 2025-1 Class A-1 Noteholders under the Base Indenture with respect to Series 2025-1 Class A-1 Distribution Account shall be automatically released, and the Trustee, upon written request of the Co-Issuers, at the written direction of the Control Party, shall execute and deliver to the Co-Issuers any and all documentation reasonably requested and prepared by the Co-Issuers at the Co- Issuers’ expense to effect or evidence the release by the Trustee of the Series 2025-1 Class A-1 Noteholders’ security interest in the Series 2025-1 Class A-1 Distribution Account Collateral.

Section 3.08 Series 2025-1 Class A-2 Distribution Account.

(a) Establishment of Series 2025-1 Class A-2 Distribution Account. The Master Issuer has established and shall maintain with the Trustee in the name of the Master Issuer subject to the lien of the Trustee for the benefit of the Series 2025-1 Class A-2 Noteholders an account (the “Series 2025- 1 Class A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein

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are held for the benefit of the Series 2025-1 Class A-2 Noteholders. The Series 2025-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2025-1 Class A-2 Distribution Account will be established with the Trustee. Any amounts held in the Series 2025-1 Class A-2 Distribution Account shall be held in cash and shall remain uninvested.

(b) Series 2025-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2025-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2025-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2025- 1 Class A-2 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2025-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2025-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2025-1 Class A-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2025-1 Class A-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2025-1 Class A-2 Distribution Account Collateral”).

(c) Termination of Series 2025-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2025-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Master Issuer, shall withdraw from the Series 2025-1 Class A-2 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series 2025-1 Noteholders under the Base Indenture with respect to Series 2025-1 Class A-2 Distribution Account shall be automatically released, and the Trustee, upon written request of the Co- Issuers, at the written direction of the Control Party, shall execute and deliver to the Co-Issuers any and all documentation reasonably requested and prepared by the Co-Issuers at the Co-Issuers’ expense to effect or evidence the release by the Trustee of the Series 2025-1 Noteholders’ security interest in the Series 2025-1 Class A-2 Distribution Account Collateral.

Section 3.09 Trustee as Securities Intermediary.

(a) The Trustee or other Person holding the Series 2025-1 Distribution Account shall be the “Series 2025-1 Securities Intermediary.” If the Series 2025-1 Securities Intermediary in respect of the Series 2025-1 Distribution Accounts is not the Trustee, the Master Issuer shall obtain the express agreement of such other Person to the obligations of the Series 2025-1 Securities Intermediary set forth in this Section 3.09.

(b) The Series 2025-1 Securities Intermediary agrees that:

(i) The Series 2025-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;

(ii) The Series 2025-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2025-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

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(iii) All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2025-1 Distribution Account shall be registered in the name of the Series 2025-1 Securities Intermediary, indorsed to the Series 2025-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2025-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2025-1 Distribution Account be registered in the name of the Master Issuer, payable to the order of the Master Issuer or specially indorsed to the Master Issuer;

(iv) All property delivered to the Series 2025-1 Securities Intermediary pursuant to this Series 2025-1 Supplement will be promptly credited to the appropriate Series 2025-1 Distribution Account;

(v) Each item of property (whether investment property, security, instrument or cash) credited to any Series 2025-1 Distribution Account shall be treated as a Financial Asset;

(vi) If at any time the Series 2025-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2025-1 Distribution Accounts, the Series 2025-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer, any other Securitization Entity or any other Person;

(vii) (A) The Series 2025-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement; (B) for purposes of all applicable UCCs, the State of New York shall be deemed to be the Series 2025-1 Securities Intermediary’s jurisdiction and the Series 2025-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York; (C) with respect to each Trustee Account, the law in force in the State of New York is applicable to all issues specified in Article 2(1) of the Hague Securities Convention; and (D) the Securities Intermediary represents that, on the date hereof, it has an office in the State of New York which is engaged in a business or other regular activity of maintaining securities accounts;

(viii) The Series 2025-1 Securities Intermediary has not entered into, and until termination of this Series 2025-1 Supplement, will not enter into, any agreement with any other Person relating to the Series 2025-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2025-1 Securities Intermediary has not entered into, and until the termination of this Series 2025-1 Supplement will not enter into, any agreement with the Master Issuer purporting to limit or condition the obligation of the Series 2025-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.09(b)(vi) of this Series 2025-1 Supplement; and

(ix) Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2025-1 Distribution Accounts, neither the Series 2025-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2025-1 Distribution Account or any Financial Asset credited thereto. If the Series 2025-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2025-1 Distribution Account or any Financial Asset carried therein, the Series 2025-1 Securities Intermediary will promptly notify the Trustee, the Manager, the Servicer and the Master Issuer thereof.

(c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2025-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2025-1 Distribution Accounts; provided, however, that at all other times the Master Issuer shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2025-1 Distribution Accounts.

Section 3.10 Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer, Holdco and the other Co-Issuers. The Series 2025-1 Noteholders by their acceptance of the Series 2025-1 Senior Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Master Issuer, Holdco or any other Co-Issuer. Any such reports and notices that are required to be delivered to the Series 2025-1 Noteholders hereunder shall be made available on the Trustee’s website in the manner set forth in Section 4.04 of the Base Indenture.

Section 3.11 Replacement of Ineligible Accounts. If, at any time, either of the Series 2025-1 Class A-1 Distribution Account or the Series 2025-1 Class A-2 Distribution Account shall cease to be an Eligible Account (each, a “Series 2025-1 Ineligible Account”), the Master Issuer or any other Co-Issuer shall (i) within five (5) Business Days of obtaining knowledge thereof, notify the Control Party and the Trustee thereof and (ii) within sixty (60) days of obtaining knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2025-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2025-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee. The Trustee shall have no obligation to determine whether a Series 2025-1 Distribution Account is or continues to be an Eligible Account.

ARTICLE IV

FORM OF SERIES 2025-1 SENIOR NOTES

Section 4.01 Issuance of Series 2025-1 Class A-1 Notes. (a) The Series 2025-1 Class A-1 Advance Notes will, at the election of the Holder, either (i) be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-1 hereto, and will be issued to the Series 2025-1 Class A-1 Noteholders (other than the Series 2025-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2025-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture or (ii) be Uncertificated Notes. Other than in accordance with this Series 2025-1 Supplement and the Series 2025-1 Class A-1 Note Purchase Agreement, the Series 2025- 1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2025-1 Class A-1 Noteholders. The Series 2025-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the then-applicable Series 2025-1 Class A-1 Maximum Principal Amount, and shall be initially issued on the Series 2025-1 Closing Date in an aggregate outstanding principal amount equal to the Series 2025-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.01(a) of this Series 2025-1 Supplement.

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(b) The Series 2025-1 Class A-1 Swingline Notes will be issued in the form of definitive notes in fully registered form without interest coupons (other than any Uncertificated Notes), substantially in the form set forth in Exhibit A-1-2 hereto, and will be issued to the Swingline Lender pursuant to and in accordance with the Series 2025-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series 2025-1 Supplement and the Series 2025-1 Class A-1 Note Purchase Agreement, the Series 2025-1 Class A-1 Swingline Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender. The Series 2025-1 Class A-1 Swingline Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2025-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2025-1 Class A-1 Initial Swingline Principal Amount pursuant to Section 2.01(b)(i) of this Series 2025-1 Supplement.

(c) The Series 2025-1 Class A-1 L/C Notes will, at the election of the Holder, either (i) be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with this Series 2025-1 Supplement and the Series 2025-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture or (ii) be Uncertificated Notes. Other than in accordance with this Series 2025-1 Supplement and the Series 2025-1 Class A-1 Note Purchase Agreement, the Series 2025-1 Class A- 1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2025-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2025-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2025-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.01(b)(ii) of this Series 2025-1 Supplement. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2025-1 Class A-1 L/C Note for all purposes of the Indenture and the other Related Documents other than for purposes of accrual of interest.

(d) For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2025-1 Class A-1 Notes will exceed the Series 2025-1 Class A-1 Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2025-1 Class A-1 Advance Notes, the Series 2025-1 Class A-1 Swingline Notes and the Series 2025-1 Class A-1 L/C Notes in the aggregate exceed the Series 2025-1 Class A-1 Maximum Principal Amount.

(e) The Series 2025-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2025-1 Class A-1 Notes, as evidenced by their execution of the Series 2025-1 Class A-1 Notes. The Series 2025-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2025-1 Class A-1 Notes, as evidenced by their execution of such Series 2025-1 Class A-1 Notes. The initial sale of the Series 2025-1 Class A-1 Notes is limited to Persons who have executed the Series 2025-1 Class A-1 Note Purchase Agreement. The Series 2025-1 Class A-1 Notes may be resold only to the Master Issuer, its Affiliates, and Persons who are not Competitors (except that Series 2025-1 Class A-1 Notes may be resold to Competitors with the written consent of the Co-Issuers) in compliance with the terms of the Series 2025-1 Class A-1 Note Purchase Agreement.

(f) Uncertificated Notes. At the request of a Holder or transferee of Series 2025-1 Class A-1 Notes, the Series 2025-1 Class A-1 Notes may be issued in the form of Uncertificated Notes. With respect to any Uncertificated Note, the Trustee shall provide to the beneficial owner promptly after registration of the Uncertificated Note in the Note Register by the Registrar a Confirmation of Registration, the form of which shall be set forth in Exhibit D hereto.

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(i) Except as otherwise expressly provided herein:

(A) Uncertificated Notes registered in the name of a Person shall be considered “held” by such Person for all purposes of this Series 2025-1 Supplement;

(B) with respect to any Uncertificated Note, (a) references herein to authentication and delivery of a Note shall be deemed to refer to creation of an entry for such Note in the Note Register and registration of such Note in the name of the owner, (b) references herein to cancellation of a Note shall be deemed to refer to deregistration of such Note and (c) references herein to the date of authentication of a Note shall refer to the date of registration of such Note in the Note Register in the name of the owner thereof;

(C) references to execution of Notes by the Co-Issuers, to surrender of the Notes and to presentment of the Notes shall be deemed not to refer to Uncertificated Notes; provided that the provisions of Section 4.03 relating to surrender of the Notes shall apply equally to deregistration of Uncertificated Notes; and

(D) for the avoidance of doubt, no Confirmation of Registration shall be required to be surrendered (x) in connection with a transfer of the related Uncertificated Note or (y) in connection with the final payment of the related Uncertificated Note.

(ii) The Note Register shall be conclusive evidence of the ownership of an Uncertificated Note.

(iii) Each of the Series 2025-1 Class A-1 Notes in the form of a definitive note may also be exchanged in its entirety for an Uncertificated Note and, upon complete exchange thereof, such Series 2025- 1 Class A-1 Notes shall be cancelled and deregistered by the Registrar.

(iv) Each of the Uncertificated Notes may be exchanged in its entirety for a Series 2025-1 Class A-1 Note in the form of a definitive note and, upon complete exchange thereof, such Uncertificated Note shall be deregistered by the Registrar.

Section 4.02 Issuance of Series 2025-1 Class A-2 Notes.

(a) The Series 2025-1 Class A-2 Notes may be offered and sold in the aggregate Series 2025-1 Class A-2 Initial Principal Amount on the Series 2025-1 Closing Date by the Co-Issuers pursuant to the Series 2025-1 Class A-2 Note Purchase Agreement. The Series 2025-1 Class A-2 Notes will be resold initially only to the Master Issuer or its Affiliates or (A) in the United States, to a Person that is not a Competitor and that is a QIB in a transaction meeting the requirements of Rule 144A, (B) outside the United States, to a Person that is not a Competitor and that is not a U.S. person (as defined in Regulation S) (a “U.S. Person”) in a transaction meeting the requirements of Regulation S or (C) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Base Indenture and any applicable securities laws of any state of the United States. The Series 2025-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2025-1 Class A-2 Notes shall be Book-Entry Notes and DTC shall be the Depository for the Series 2025-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2025-1 Class A-2 Notes. The Series 2025-1 Class A-2 Notes shall be issued in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof.

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(b) Restricted Global Notes. The Series 2025-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A shall be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the forms set forth in Exhibit A-2-1, Exhibit A- 2-4, or Exhibit A-2-7 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.02 and Section 4.04 the “Restricted Global Notes”). The aggregate initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Regulation S Global Notes or the Unrestricted Global Notes, as hereinafter provided.

(c) Regulation S Global Notes and Unrestricted Global Notes. Any Series 2025-1 Class A-2 Notes offered and sold on the Series 2025-1 Closing Date in reliance upon Regulation S shall be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the forms set forth in Exhibit A-2-2, Exhibit A-2-5, or Exhibit A-2-8 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2025-1 Class A-2 Note, such Series 2025-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.02 and Section 4.04 as the “Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the forms set forth in Exhibit A-2-3, Exhibit A-2-6, or Exhibit A- 2-9 hereto, as hereinafter provided (collectively, for purposes of this Section 4.02 and Section 4.04 the “Unrestricted Global Notes”). The aggregate principal amount of the Regulation S Global Notes or the Unrestricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Restricted Global Notes, as hereinafter provided.

(d) Definitive Notes. The Series 2025-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.02 and Section 4.04 of this Series 2025-1 Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.02(d) in accordance with their terms and, upon complete exchange thereof, such Series 2025-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.03 Transfer Restrictions of Series 2025-1 Class A-1 Notes. (a) Subject to the terms of the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement, the holder of any Series 2025- 1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering (or deregistering, in the case of Uncertificated Notes) such Series 2025-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B-1 hereto; provided that if the holder of any Series 2025-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2025-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2025-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2025-1 Class A-1 Note Purchase Agreement, then such Series 2025-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit B-1 hereto upon transfer of its interest in such Series 2025-1 Class A-1 Advance Note. In exchange for any Series 2025-1 Class A-1 Advance Note properly presented for

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transfer along with the appropriately completed transfer certificate, Assignment and Assumption Agreement or Investor Group Supplement pursuant to the requirements of this Section 4.03(a), the Co-Issuers shall execute and deliver a Company Order to the Trustee authorizing and directing the authentication and delivery of such Notes and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2025-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2025-1 Class A-1 Advance Note in part, the Co-Issuers shall execute and deliver a Company Order to the Trustee authorizing and directing the authentication and delivery of such Notes and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2025-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2025-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2025-1 Class A-1 Noteholder at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Co-Issuers shall execute and deliver a Company Order directing the registration of such Notes and the Trustee shall deliver a Confirmation of Registration to the transferee upon request. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2025-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2025-1 Class A-1 Advance Note as Series 2025-1 Class A-1 Noteholders.

(b) Subject to the terms of the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement, the Swingline Lender may transfer any Series 2025-1 Class A-1 Swingline Note in whole but not in part by surrendering (or deregistering, in the case of Uncertificated Notes) such Series 2025-1 Class A-1 Swingline Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(d) of the Series 2025-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2025-1 Class A-1 Swingline Note properly presented for transfer along with the appropriately completed transfer certificate, Assignment and Assumption Agreement or Investor Group Supplement pursuant to the requirements of this Section 4.03(a), the Co-Issuers shall execute and deliver a Company Order to the Trustee authorizing and directing the authentication and delivery of such Notes and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, a Series 2025-1 Class A-1 Swingline Note for the same aggregate principal amount as was transferred. No transfer of any Series 2025-1 Class A-1 Swingline Note shall be made unless the request for such transfer is made by the Swingline Lender at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, Co-Issuers shall execute and deliver a Company Order directing the registration of such Notes and the Trustee shall deliver a Confirmation of Registration to the transferee upon request. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2025-1 Class A-1 Swingline Note, the Trustee shall recognize the holder of such Series 2025-1 Class A-1 Swingline Note as a Series 2025-1 Class A-1 Noteholder.

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(c) Subject to the terms of the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement, the L/C Provider may transfer any Series 2025-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering (or deregistering, in the case of Uncertificated Notes) such Series 2025-1 Class A-1 L/C Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2025-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2025-1 Class A-1 L/C Note properly presented for transfer along with the appropriately completed transfer certificate, Assignment and Assumption Agreement or Investor Group Supplement pursuant to the requirements of this Section 4.03(a), the Co-Issuers shall execute and deliver a Company Order to the Trustee authorizing and directing the authentication and delivery of such Notes and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2025-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2025-1 Class A-1 L/C Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver a Company Order to the Trustee authorizing and directing the authentication and delivery of such Notes and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2025-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2025-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by the L/C Provider at such office. In the case of a transfer to a Holder electing to take such Note in the form of an Uncertificated Note, the Co-Issuers shall execute and deliver a Company Order directing the registration of such Notes and the Trustee shall deliver a Confirmation of Registration to the transferee upon request. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2025-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2025-1 Class A-1 L/C Note as a Series 2025-1 Class A-1 Noteholder.

(d) Each Series 2025-1 Class A-1 Note (other than any Uncertificated Note) shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2025-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1 (“THIS NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF THE CO-ISSUERS HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 5, 2025 BY AND AMONG THE CO-ISSUERS, THE GUARANTORS, THE MANAGER, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT.

The required legend set forth above shall not be removed from the Series 2025-1 Class A-1 Notes except as provided herein.

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Section 4.04 Transfer Restrictions of Series 2025-1 Class A-2 Notes.

(a) A Series 2025-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.04(a) shall not prohibit any transfer of a Series 2025-1 Class A-2 Note that is issued in exchange for a Series 2025-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2025-1 Global Note effected in accordance with the other provisions of this Section 4.04.

(b) The transfer by a Series 2025-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c) If a Series 2025-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.04(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-2 hereto given by the Series 2025-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Regulation S Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(d) If a Series 2025-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Unrestricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.04(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Global Note in a principal amount equal to that of the beneficial interest in such

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Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-3 hereto given by the Series 2025-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Unrestricted Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Unrestricted Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(e) If a Series 2025-1 Class A-2 Note Owner holding a beneficial interest in a Regulation S Global Note or an Unrestricted Global Note wishes at any time to exchange its interest in such Regulation S Global Note or such Unrestricted Global Note for an interest in the Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.04(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Regulation S Global Note (but not such Unrestricted Global Note), a certificate in substantially the form set forth in Exhibit B-4 hereto given by such Series 2025-1 Class A-2 Note Owner holding such beneficial interest in such Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, was reduced upon such exchange or transfer.

(f) In the event that a Series 2025-1 Global Note or any portion thereof is exchanged for Series 2025-1 Class A-2 Notes other than Series 2025-1 Global Notes, such other Series 2025-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2025-1 Class A-2 Notes that are not Series 2025-1 Global Notes or for a beneficial interest in a Series 2025-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co- Issuers and the Registrar, which shall be substantially consistent with the provisions of Section 4.04(a) through Section 4.04(e) and Section 4.04(g) of this Series 2025-1 Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2025-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

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(g) Until the termination of the Restricted Period with respect to any Series 2025-1 Class A-2 Note, interests in the Regulation S Global Notes representing such Series 2025-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.04(g) shall not prohibit any transfer in accordance with Section 4.04(d) of this Series 2025-1 Supplement. After the expiration of the applicable Restricted Period, interests in the Unrestricted Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.04.

(h) The Series 2025-1 Class A-2 Notes in the form of Restricted Global Notes, Regulation S Global Notes or Unrestricted Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2025-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

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EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [REGULATION S GLOBAL NOTE] [RESTRICTED GLOBAL NOTE] OR [AN UNRESTRICTED GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND SHALL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A U.S. PERSON.

(i) The Series 2025-1 Class A-2 Notes in the form of Regulation S Global Notes shall also bear the following legend:

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS NOT A “U.S.

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PERSON” AS DEFINED IN REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON THAT IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

(j) The Series 2025-1 Global Notes issued in connection with the Series 2025-1 Class A-2 Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k) The required legends set forth above shall not be removed from the applicable Series 2025-1 Class A-2 Notes except as provided herein. The legend required for a Series 2025-1 Class A-2 Note in the form of a Restricted Global Note may be removed from such Series 2025-1 Class A-2 Note if there is delivered to the Co-Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2025-1 Class A- 2 Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer, on behalf of the Co-Issuers, shall authenticate and deliver in exchange for such Series 2025-1 Class A-2 Note a Series 2025-1 Class A-2 Note or Series 2025-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2025-1 Class A-2 Note in the form of a Restricted Global Note has been removed from a Series 2025-1 Class A-2 Note as provided above, no other Series 2025-1 Class A-2 Note issued in exchange for all or any part of such Series 2025-1 Class A-2 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2025-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

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Section 4.05 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2025-1 Note pursuant to the Offering Memorandum shall be deemed to represent, warrant and agree on the date that such Person acquires any interest in any Series 2025-1 Note as follows:

(a) With respect to any purchase of Series 2025-1 Senior Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A and is aware that any sale of Series 2025-1 Senior Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2025-1 Senior Notes in any such sale will be for its own account or for the account of another QIB.

(b) With respect to any purchase of Series 2025-1 Senior Notes pursuant to Regulation S, at the time the buy order for such Series 2025-1 Senior Notes was originated, it was outside the United States and it was not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person.

(c) It has not been formed for the purpose of investing in the Series 2025-1 Senior Notes, except where each beneficial owner is a QIB (for Series 2025-1 Senior Notes acquired in the United States) or not a U.S. Person (for Series 2025-1 Senior Notes acquired outside the United States).

(d) It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2025-1 Senior Notes.

(e) It understands that the Co-Issuers, the Manager and the Servicer may receive a list of participants holding positions in the Series 2025-1 Senior Notes from one or more book-entry depositories.

(f) It understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee.

(g) It shall provide to each person to whom it transfers Series 2025-1 Senior Notes notices of any restrictions on transfer of such Series 2025-1 Senior Notes.

(h) It understands that (i) the Series 2025-1 Senior Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2025-1 Senior Notes have not been registered under the Securities Act, (iii) the Series 2025-1 Senior Notes may be offered, resold, pledged or otherwise transferred only (A) to the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and that is not a Competitor, (C) outside the United States to a Person that is not a U.S. Person in a transaction meeting the requirements of Regulation S and that is not a Competitor or (D) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (iv) it shall, and each subsequent holder of a Series 2025- 1 Note is required to, notify any subsequent purchaser of a Series 2025-1 Note of the resale restrictions set forth in clause (iii) above.

(i) It understands that the certificates evidencing the Restricted Global Notes will bear legends substantially similar to those set forth in Section 4.04(h) of this Series 2025-1 Supplement.

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(j) It understands that the certificates evidencing the Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.04(i) of this Series 2025-1 Supplement.

(k) It understands that the certificates evidencing the Unrestricted Global Notes will bear legends substantially similar to those set forth in Section 4.04(j) of this Series 2025-1 Supplement.

(l) Either (i) it is not acquiring or holding the Series 2025-1 Senior Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of the Series 2025-1 Senior Notes or any interest therein does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

(m) It understands that any subsequent transfer of the Series 2025-1 Senior Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2025-1 Senior Notes or any interest therein except in compliance with such restrictions and conditions and the Securities Act.

(n) It is not a Competitor.

(o) If it is an ERISA Plan or is purchasing or holding the Series 2025-1 Senior Notes on behalf of or with “plan assets” of any ERISA Plan, it shall be deemed to represent, warrant and agree that (i) none of the Co-Issuers, the Guarantors or the Initial Purchasers, nor any of their affiliates, has provided, and none of them will provide, any investment advice to it or to any fiduciary or other person investing the assets of the ERISA Plan (“Plan Fiduciary”), in connection with its decision to invest in the Series 2025-1 Senior Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the ERISA Plan or the Plan Fiduciary in connection with the ERISA Plan’s acquisition of the Series 2025-1 Senior Notes; and (ii) the Plan Fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2025-1 Senior Notes.

ARTICLE V

GENERAL

Section 5.01 Information. On or before the date that is three (3) Business Days prior to each Quarterly Payment Date, the Co-Issuers shall furnish, or cause to be furnished, a Quarterly Noteholders’ Statement with respect to the Series 2025-1 Senior Notes to the Trustee and to the Rating Agencies with a copy to each of the Servicer, the Manager and the Back-Up Manager, substantially in the form of Exhibit C hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:

(i) the total amount available to be distributed to each Subclass of Series 2025-1 Noteholders on such Quarterly Payment Date;

(ii) the amount of such distribution allocable to the payment of interest on each Subclass of the Series 2025-1 Senior Notes;

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(iii) the amount of such distribution allocable to the payment of principal of each Subclass of the Series 2025-1 Senior Notes;

(iv) the amount of such distribution allocable to the payment of any Series 2025-1 Class A-2 Make-Whole Prepayment Premium, if any, on each Subclass of the Series 2025-1 Class A-2 Notes;

(v) the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2025-1 Class A-1 Noteholders;

(vi) whether, to the Actual Knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred as of the related Accounting Date or any Cash Trapping Period is in effect, as of such Accounting Date;

(vii) (A) prior to the Series 2021-1 Springing Amendments Implementation Date, the Quarterly DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date, and (B) on and after the Series 2021-1 Springing Amendments Implementation Date, the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

(viii) the number of Open Domino’s Stores as of the last day of the preceding Quarterly Collection Period;

(ix) the amount of Global Retail Sales for the 13 Fiscal Periods ended on the last day of the immediately preceding Fiscal Period; and

(x) the Series 2025-1 Available Senior Notes Interest Reserve Account Amount and the amount on deposit in the Cash Trap Reserve Account, if any, in each case, as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

Any Series 2025-1 Noteholder may obtain copies of each Quarterly Noteholders’ Statement in accordance with the procedures set forth in Section 4.04 of the Base Indenture.

Section 5.02 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.03 Ratification of Base Indenture. As supplemented by this Series 2025-1 Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series 2025-1 Supplement shall be read, taken and construed as one and the same instrument.

Section 5.04 Certain Notices to the Rating Agencies. The Co-Issuers shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series 2025-1 Supplement or any other Related Document.

Section 5.05 Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative).

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Section 5.06 Counterparts. This Series 2025-1 Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.07 Governing Law. THIS SERIES 2025-1 SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.08 Amendments. This Series 2025-1 Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.09 Termination of Series Supplement. This Series 2025-1 Supplement shall cease to be of further effect when (i) all Outstanding Series 2025-1 Senior Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2025-1 Senior Notes that have been replaced or paid) to the Trustee for cancellation (or deregistered, in the case of Uncertificated Notes) and all Letters of Credit have expired, have been cash collateralized in full pursuant to the terms of the Series 2025-1 Class A-1 Note Purchase Agreement or are deemed to no longer be outstanding in accordance with Section 4.04 of the Series 2025-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2025-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2025-1 Class A-1 Commitments have been terminated and (iii) the Co-Issuers have paid all sums payable hereunder.

Section 5.10 Electronic Signatures and Transmission.

(a) For purposes of this Series Supplement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

(b) Any requirement in the Indenture that a document, is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission.

(c) Notwithstanding anything to the contrary in this Series Supplement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

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Section 5.11 Entire Agreement. This Series 2025-1 Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 5.12 Fiscal Year End. The Co-Issuers shall not change their fiscal year end from the Sunday on or nearest to December 31 to any other date.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Co-Issuers, the Trustee and the Series 2025-1 Securities Intermediary have caused this Series 2025-1 Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, as Co-Issuer

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

[Signature Page to Series 2025-1 Supplement]

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:	/s/ Jessica L. Parrish
Name: Jessica L. Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

[Signature Page to Series 2025-1 Supplement]

CITIBANK, N.A., in its capacity as Trustee and as Series 2025-1 Securities Intermediary

By:	/s/ Anthony Bausa
Name: Anthony Bausa
Title: Senior Trust Officer

[Signature Page to Series 2025-1 Supplement]

ANNEX A

SERIES 2025-1

SUPPLEMENTAL DEFINITIONS LIST

“Administrative Agent” means Coöperatieve Rabobank U.A., New York Branch. For purposes of the Base Indenture, the “Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent.”

“Administrative Agent Fees” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Advance” has the meaning set forth in the recitals to the Series 2025-1 Class A-1 Note Purchase Agreement.

“Advance Request” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Assignment and Assumption Agreement” has the meaning set forth in the Series 2025-1 Class A- 1 Note Purchase Agreement.

“Base Rate” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement. “Base Rate Advance” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase

Agreement.

“Benchmark Replacement Date” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Breakage Amount” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Cede” has the meaning set forth in Section 4.02(b) of the Series 2025-1 Supplement.

“Change in Law” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Change in Management” means, prior to the Series 2025-1 Springing Amendments Implementation Date, the event that will occur if either (i) more than 50% of the Leadership Team is terminated and/or resigns within 24 months of a Trigger Event, (ii) the chief executive officer and the chief financial officer of Holdco are terminated and/or resign within 24 months of a Trigger Event or (iii) there are five or fewer Continuing Directors within 24 months of a Trigger Event; provided, with respect to clauses (i) and (ii), that termination of such officer will not include (a) a change in such officer’s status in the ordinary course of succession so long as such officer continues to be a member of DPL’s Leadership Team and continues to be associated with Holdco, Intermediate Holdco or DPL or their subsidiaries as an officer or director, or in a similar capacity, (b) retirement of such officer or (c) death or incapacitation of such officer..

“Change of Control” means, prior to the Series 2025-1 Springing Amendments Implementation Date, such event that will occur if a Trigger Event occurs other than (a) through purchases of securities on a public securities exchange that does not result in a Change in Management or (b) in connection with an acquisition by any person or group that does not result in a Change in Management and as to which the Control Party has provided its prior written consent.

“Class A-1 Amendment Expenses” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Commercial Paper” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Commitment Amount” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Commitment Fee Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Commitment Fee Amounts for each day in such Interest Period. For purposes of the Base Indenture, the “Commitment Fee Adjustment Amount” shall be deemed to be the “Class A-1 Senior Notes Commitment Fee Adjustment Amount.”

“Commitment Percentage” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Commitment Term” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Commitment Termination Date” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Commitments” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2025-1 Class A-1 Note Purchase Agreement.

“Conduit Investor” has the meaning set forth in the preamble to the Series 2025-1 Class A-1 Note Purchase Agreement.

“Confirmation of Registration” means, with respect to an Uncertificated Note, a confirmation of registration, substantially in the form of Exhibit D hereto, provided to the owner thereof promptly after the registration of the Uncertificated Note in the Note Register by the Registrar.

“Continuing Director” means (i) an individual that was a member of the board of directors of Holdco immediately prior to a Trigger Event or (ii) an individual that becomes a member of the board of directors of Holdco after such Trigger Event whose nomination for election or election to the board of directors is recommended or approved by a majority of the Continuing Directors.

“CP Advance” means an Advance that bears interest at a rate of interest determined by reference to the CP Rate during such time as it bears interest at such rate, as provided in the Series 2025-1 Class A-1 Note Purchase Agreement.

“CP Funding Rate” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“CP Rate” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Daily Commitment Fee Amount” means, for any day during any Interest Period, the Undrawn Commitment Fees that accrue for such day.

“Daily Interest Amount” means, for any day during any Interest Period, the sum of the following amounts:

(a) with respect to any SOFR Advance outstanding on such day, the result of (i) the product of (x) the Term SOFR Rate in effect for such Interest Period and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(b) with respect to any Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(c) with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the CP Rate in effect for such Interest Period and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(d) with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Class A-1 Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(e) with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Fees and L/C Fronting Fees (if any) that accrue thereon for such day.

“Daily Post-Renewal Date Contingent Interest Amount” means, for any day during any Interest Period commencing on or after the Series 2025-1 Class A-1 Senior Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) the Series 2025-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) any Base Rate Advances included in the Series 2025-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Definitive Notes” has the meaning set forth in Section 4.02(d) of the Series 2021-1 Supplement. “DOL” means the U.S. Department of Labor.

“DTC” means The Depository Trust Company, and any successor thereto.

“Electronic Transmission” has the meaning set forth in Section 5.10 of this Series 2025-1 Supplement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Plans” has the meaning set forth in Section 4.05(l) of the Series 2025-1 Supplement.

“Estimated Daily Interest Amount” means (a) for any day during the first Interest Period, $0 and (b) for any day during any other Interest Period, the average of the Daily Interest Amounts for each day during the immediately preceding Interest Period.

“Estimated Daily Commitment Fee Amount” means (a) for any day during the first Interest Period, $0 and (b) for any day during any other Interest Period, the average of the Daily Commitment Fee Amounts for each day during the immediately preceding Interest Period.

“EU/UK Applicable Investor Put Option” has the meaning set forth in the EU/UK Retention Letter, dated as of the Series 2025-1 Closing Date, from Domino’s International to the Manager, the Administrative Agent, the L/C Provider, the Swingline Lender and the Committed Note Purchasers.

“F.R.S. Board” means the Board of Governors of the Federal Reserve System.

“Federal Funds Rate” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Fitch” means Fitch, Inc., doing business as Fitch Ratings, or any successor thereto.

“Floor” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Funding Agent” has the meaning set forth in the preamble to the Series 2025-1 Class A-1 Note Purchase Agreement.

“Hague Securities Convention” means the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, concluded 5 July 2006.

“Increase” has the meaning set forth in Section 2.01(a) of the Series 2025-1 Supplement.

“Initial Purchasers” means, collectively, Guggenheim Securities, LLC and Barclays Capital Inc.

“Interest Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Interest Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Period. For purposes of the Base Indenture, the “Interest Adjustment Amount” for any Interest Period shall be deemed to be a “Class A-1 Senior Notes Interest Adjustment Amount” for such Interest Period.

“Investor” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Investor Group” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Investor Group Increase Amount” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Investor Group Principal Amount” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Investor Group Supplement” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Joinder Agreement” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“L/C Commitment” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“L/C Fronting Fees” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement, if such fees are applicable.

“L/C Obligations” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“L/C Provider” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“L/C Quarterly Fees” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“L/C Reimbursement Amount” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Leadership Team” means, prior to the Series 2025-1 Springing Amendments Implementation Date, the President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, President of Domino’s International, Executive Vice President of Supply Chain Services, Executive Vice President of Team U.S.A., Executive Vice President of Franchise Operations and Development, Executive Vice President of Communication, Investor Relations and Legislative Affairs, Executive Vice President and General Counsel, Executive Vice President and Chief Information Officer, President of Domino’s USA, and Executive Vice President and Chief People Officer of Holdco or any other position that contains substantially the same responsibilities as any of the positions listed above or reports to the President and Chief Executive Officer.

“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2025-1 Class A-1 Note Purchase Agreement.

“Make-Whole End Date” has the meaning set forth in Section 3.06(e) of the Series 2025-1 Supplement.

“Mandatory Decrease” has the meaning set forth in Section 2.02(a) of the Series 2025-1 Supplement.

“Maximum Investor Group Principal Amount” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Offering Memorandum” means the Offering Memorandum, dated August 12, 2025, for the offering of the Series 2025-1 Class A-2-I Notes and the Series 2025-1 Class A-2-II Notes, prepared by the Co-Issuers.

“Official Body” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Outstanding Series 2025-1 Class A-1 Notes” means with respect to the Series 2025-1 Class A-1 Notes, all Series 2025-1 Class A-1 Notes theretofore authenticated and delivered under the Base Indenture, except (a) Series 2025-1 Class A-1 Notes theretofore cancelled or delivered to the Registrar for cancellation (or deregistered, in the case of Uncertificated Notes), (b) Series 2025-1 Class A-1 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2025-1 Class A-1 Distribution Account and are available for payment of such Series 2025-1 Class A-1 Notes and the Commitments with respect to which have terminated, (c) Series 2025-1 Class A-1 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture and (d) Series 2025-1 Class A-1 Notes in exchange for or in lieu of other Series 2025-1 Class A-1 Notes that have been authenticated and delivered pursuant to the Base Indenture unless proof satisfactory to the Trustee is presented that any such Series 2025-1 Class A-1 Notes are held by a purchaser for value.

“Outstanding Series 2025-1 Class A-2 Notes” means with respect to the Series 2025-1 Class A-2- I Notes and the Series 2025-1 Class A-2-II Notes, all such Notes theretofore authenticated and delivered under the Base Indenture, except (a) Series 2025-1 Class A-2-I Notes and Series 2025-1 Class A-2-II Notes, theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2025-1 Class A-2-I Notes and Series 2025-1 Class A-2-II Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2025-1 Class A-2 Distribution Account and are available for payment of such Series 2025-1 Class A-2-I Notes and Series 2025-1 Class A-2-II Notes, (c) Series 2025-1 Class A-2-I Notes and Series 2025-1 Class A-2-II Notes that have been defeased in accordance with Section 12.1 of the Base Indenture, and (d) Series 2025-1 Class A-2-I Notes and Series 2025-1 Class A-2-II Notes in exchange for or in lieu of other Series 2025-1 Class A-2-I Notes and Series 2025-1 Class A-2-II Notes that have been authenticated and delivered pursuant to the Base Indenture unless proof satisfactory to the Trustee is presented that any such Series 2025-1 Class A-2-I Notes and Series 2025-1 Class A-2-II Notes are held by a purchaser for value.

“Outstanding Series 2025-1 Senior Notes” means, collectively, all Outstanding Series 2025-1 Class A-1 Notes and Series 2025-1 Class A-2 Notes.

“Plan Fiduciary” has the meaning set forth in Section 4.05(o) of the Series 2025-1 Supplement.

“Prepayment Notice” has the meaning set forth in Section 3.06(g) of the Series 2025-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2025-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2025-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2025-1 Prepayment, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding the date of such Series 2025-1 Prepayment.

“Prime Rate” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Program Support Agreement” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Program Support Provider” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agency” means, with respect to each Subclass of Series 2025-1 Senior Notes, S&P and any other nationally recognized rating agency then rating any such Subclass of Series 2025-1 Senior Notes at the request of the Co-Issuers.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” has the meaning set forth in Section 4.02(c) of the Series 2025-1 Supplement.

“Restricted Global Notes” has the meaning set forth in Section 4.02(b) of the Series 2025-1 Supplement.

“Restricted Period” means, with respect to any Series 2025-1 Class A-2-I Notes and Series 2025-1 Class A-2-II Notes sold pursuant to Regulation S, the period commencing on such Series 2025-1 Closing Date and ending on the 40th day after the Series 2025-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Series 2025-1 Anticipated Repayment Date” has the meaning set forth in Section 3.06(b) of the Series 2025-1 Supplement.

“Series 2025-1 Available Senior Notes Interest Reserve Account Amount” means, when used with respect to any date, the sum of (a) the amount on deposit in the Senior Notes Interest Reserve Account pursuant to Section 3.02(a) of the Series 2025-1 Supplement after giving effect to any withdrawals therefrom on such date with respect to the Series 2025-1 Senior Notes pursuant to Section 5.12 of the Base Indenture and (b) the undrawn face amount of any Interest Reserve Letters of Credit issued for the benefit of the Trustee for the benefit of the Senior Noteholders outstanding on such date after giving effect to any draws thereon on such date with respect to the Series 2025-1 Senior Notes pursuant to Section 5.12 of the Base Indenture.

“Series 2025-1 Class A-1 Administrative Agent” has the meaning set forth under “Administrative Agent” in this Annex A.

“Series 2025-1 Class A-1 Administrative Expenses” means, for any Weekly Allocation Date, the aggregate amount of any Administrative Agent Fees and Class A-1 Amendment Expenses then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Senior Notes Administrative Expenses.”

“Series 2025-1 Class A-1 Advance” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Series 2025-1 Class A-1 Advance Notes” has the meaning set forth in “Designation” in the Series 2025-1 Supplement.

“Series 2025-1 Class A-1 Advance Request” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Series 2025-1 Class A-1 Breakage Amount” has the meaning set forth under “Breakage Amount” in this Annex A.

“Series 2025-1 Class A-1 Commitments” has the meaning set forth under “Commitments” in this Annex A.

“Series 2025-1 Class A-1 Distribution Account” has the meaning set forth in Section 3.07(a) of the Series 2025-1 Supplement.

“Series 2025-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.07(b) of the Series 2025-1 Supplement.

“Series 2025-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2025-1 Class A-1 Outstanding Principal Amount exceeds the Series 2025-1 Class A-1 Maximum Principal Amount.

“Series 2025-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.01(a) of the Series 2025-1 Supplement.

“Series 2025-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2025-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2025-1 Class A-1 Initial Advances made on the Series 2025-1 Closing Date pursuant to Section 2.01(a) of the Series 2025-1 Supplement, which is $0.

“Series 2025-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2025-1 Class A-1 L/C Note of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2025-1 Closing Date pursuant to Section 2.07 of the Series 2025-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2025-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2025-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2025-1 Closing Date pursuant to Section 2.06 of the Series 2025-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2025-1 Class A-1 Investor” has the meaning set forth under “Investor” in this Annex A.

“Series 2025-1 Class A-1 L/C Fees” means the L/C Quarterly Fees and the L/C Fronting Fees. For purposes of the Base Indenture, the Series 2025-1 Class A-1 L/C Fees shall be deemed to be “Senior Notes Quarterly Interest.”

“Series 2025-1 Class A-1 L/C Notes” has the meaning set forth in “Designation” in the Series 2025- 1 Supplement.

“Series 2025-1 Class A-1 L/C Obligations” has the meaning set forth under “L/C Obligations” in this Annex A.

“Series 2025-1 Class A-1 Maximum Principal Amount” means, as of any time, the aggregate Commitment Amount provided under the Series 2025-1 Class A-1 Notes.

“Series 2025-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of September 5, 2025, by and among the Co-Issuers, the Guarantors, the Manager, the Series 2025-1 Class A-1 Investors, the Series 2025-1 Class A-1 Noteholders and Coöperatieve Rabobank U.A., New York Branch, as administrative agent thereunder, pursuant to which the Series 2025-1 Class A- 1 Noteholders have agreed to purchase the Series 2025-1 Class A-1 Notes from the Co-Issuers, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Note Purchase Agreement” shall be deemed to be a “Variable Funding Note Purchase Agreement.”

“Series 2025-1 Class A-1 Note Rate” means, for any day, (a) with respect to that portion of the Series 2025-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2025-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2025-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Term SOFR Rate in accordance with Section 3.01 of the Series 2025-1 Class A-1 Note Purchase Agreement, the Term SOFR Rate in effect for the SOFR Interest Accrual Period that includes such day; (c) with respect to that portion of the Series 2025-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2025-1 Class A-1 Note Purchase Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2025-1 Class A-1 Outstanding Principal Amount consisting of Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Related Document provides is to bear interest by reference to the Series 2025-1 Class A- 1 Note Rate, the Base Rate in effect for such day; in each case, computed on the basis of a year of 360 (or, in the case of the Base Rate, 365 or 366, as applicable) days and the actual number of days elapsed; provided, however, that the Series 2025-1 Class A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Series 2025-1 Class A-1 Noteholder” means the Person in whose name a Series 2025-1 Class A- 1 Note is registered in the Note Register.

“Series 2025-1 Class A-1 Notes” has the meaning set forth in “Designation” in the Series 2025-1 Supplement.

“Series 2025-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2025-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2025-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2025-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.01 of the Series 2025-1 Supplement resulting from Series 2025-1 Class A-1 Advances made on or prior to such date and after the Series 2025-1 Closing Date plus (d) any Series 2025-1 Class A-1 Outstanding Subfacility Amount on such date; provided that, at no time may the Series 2025-1 Class A-1 Outstanding Principal Amount exceed the Series 2025-1 Class A-1 Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2025-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2025-1 Class A-1 Swingline Notes and Series 2025-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2025-1 Class A-1 Note Purchase Agreement or the Series 2025-1 Supplement).

“Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest” means, for any Interest Period commencing on or after the Series 2025-1 Class A-1 Senior Notes Renewal Date, an amount equal to the sum of the aggregate of the Daily Post-Renewal Date Contingent Interest Amounts for each day in such Interest Period. For purposes of the Base Indenture, Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest shall be deemed to be “Senior Notes Quarterly Post-Renewal Contingent Interest.”

“Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest Rate” has the meaning set forth in Section 3.04(c) of the Series 2025-1 Supplement.

“Series 2025-1 Class A-1 Quarterly Commitment Fees” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Commitment Fee Amounts for each day in such Interest Period, (b) if such date of determination occurs on or after the last day of such Interest Period, the Commitment Fee Adjustment Amount with respect to such Interest Period, and (c) the amount of any Class A-1 Senior Notes Commitment Fees Shortfall Amount with respect to the Series 2025-1 Class A-1 Notes (as determined pursuant to Section 5.12(e) of the Base Indenture), for the immediately preceding Interest Period together with Additional Class A-1 Senior Notes Commitment Fee Shortfall Interest (as determined pursuant to Section 5.12(e) of the Base Indenture) on such Class A-1 Senior Notes Commitment Fees Shortfall Amount. For purposes of the Base Indenture, the “Series 2025- 1 Class A-1 Quarterly Commitment Fees” shall be deemed to be “Class A-1 Senior Notes Quarterly Commitment Fees.”

“Series 2025-1 Class A-1 Quarterly Interest” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Period, (b) if such date of determination occurs on or after the last day of such Interest Period, the Interest Adjustment Amount with respect to such Interest Period, and (c) the amount of any Senior Notes Interest Shortfall Amount with respect to the Series 2025-1 Class A-1 Notes (as determined pursuant to Section 5.12(b) of the Base Indenture), for the immediately preceding Interest Period (together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.12(b) of the Base Indenture) on such Senior Notes Interest Shortfall Amount. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Quarterly Interest” shall be deemed to be “Senior Notes Quarterly Interest.”

“Series 2025-1 Class A-1 Senior Notes Amortization Event” means the circumstance in which the Outstanding Principal Amount of the Series 2025-1 Class A-1 Notes is not paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or prior to the Series 2025- 1 Class A-1 Senior Notes Renewal Date. For purposes of the Base Indenture, a “Series 2025-1 Class A-1 Senior Notes Amortization Event” shall be deemed to be a “Class A-1 Senior Notes Amortization Event.”

“Series 2025-1 Class A-1 Senior Notes Amortization Period” means the period commencing on the date on which a Series 2025-1 Class A-1 Senior Notes Amortization Event occurs and ending on the date on which there are no Series 2025-1 Class A-1 Notes Outstanding. For purposes of the Base Indenture, a “Series 2025-1 Class A-1 Senior Notes Amortization Period” shall be deemed to be a “Class A-1 Amortization Period.”

“Series 2025-1 Class A-1 Senior Notes Other Amounts” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Other Amounts” shall be deemed to be “Class A-1 Senior Notes Other Amounts.”

“Series 2025-1 Class A-1 Senior Notes Renewal Date” means the Quarterly Payment Date in July 2030 (which date may be extended at such time until the Quarterly Payment Date in July 3031, and may be further extended until the Quarterly Payment Date in July 2032, in each case pursuant to Section 3.06(b) of the Series 2025-1 Supplement). For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Senior Notes Renewal Date” shall be deemed to be a “Class A-1 Senior Notes Renewal Date.”

“Series 2025-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2025- 1 Class A-1 Swingline Note or Series 2025-1 Class A-1 L/C Note is registered in the Note Register. For purposes of the Base Indenture, the “Series 2025-1 Class A-1 Subfacility Noteholders” shall be deemed to be “Class A-1 Subfacility Noteholders.”

“Series 2025-1 Class A-1 Swingline Loan” has the meaning set forth in the Series 2025-1 Class A- 1 Note Purchase Agreement.

“Series 2025-1 Class A-1 Swingline Notes” has the meaning set forth in “Designation” of the Series 2025-1 Supplement.

“Series 2025-1 Class A-1 VFN Fee Letter” has the meaning given to such term in the Series 2025- 1 Class A-1 Note Purchase Agreement.

“Series 2025-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.08(a) of the Series 2025-1 Supplement.

“Series 2025-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.08(b) of the Series 2025-1 Supplement.

“Series 2025-1 Class A-2-I Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2025-1 Class A-2-I Notes, which is $500,000,000.

“Series 2025-1 Class A-2-II Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2025-1 Class A-2-II Notes, which is $500,000,000.

“Series 2025-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to any Series 2025-1 Prepayment Amount in respect of the applicable Subclass of the Series 2025-1 Class A-2 Notes on which any prepayment premium is due, an amount (not less than zero) calculated by the Manager, on behalf of the Issuer, equal to(i) the discounted present value as of the relevant Series 2025-1 Make-Whole Premium Calculation Date for such Subclass of all future installments of interest and principal that the Co-Issuers would otherwise be required to pay on such Subclass (or such portion thereof to be prepaid), from the applicable Series 2025-1 Prepayment Date to and including the applicable Make-Whole End Date, assuming all Series 2025-1 Class A-2 Scheduled Principal Payments are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Series 2025-1 Class A-2 Scheduled Principal Payments due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event, and cancellations of repurchased Notes prior to the date of such prepayment and assuming the Series 2025-1 Class A-2 Notes Scheduled Principal Payments (or ratable amounts thereof based on the principal of such Subclass (or portion thereof) being prepaid) are to be made on each Quarterly Payment Date prior to such Make-Whole End Date and the entire remaining unpaid principal amount of such Subclass of Series 2025-1 Class A-2 Notes (or a portion thereof) is paid on the applicable Make-Whole End Date for such Subclass minus (ii) the Outstanding Principal Amount of the Series 2025-1 Class A-2 Notes of such Subclass (or portion thereof) being prepaid.

For the purposes of the calculation of the discounted present value in clause (i) above, such present value shall be determined by the Manager, on behalf of the Master Issuer, using a discount rate equal to the sum of: (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2025-1 Make- Whole Premium Calculation Date for such Subclass, of the United States Treasury Security having a maturity closest to the Make-Whole End Date for such Subclass plus (y) 0.50%. For purposes of the Base Indenture, “Series 2025-1 Class A-2 Make-Whole Prepayment Premium” shall be deemed to be a “Prepayment Premium,” and shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments.

“Series 2025-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated August 12, 2025, by and among the Initial Purchasers, the Co-Issuers, the Guarantors, the Manager, Holdco and Intermediate Holdco, as amended, supplemented or otherwise modified from time to time, relating to the Series 2025-1 Class A-2-I Notes and the Series 2025-1 Class A-2-II Notes.

“Series 2025-1 Class A-2 Note Rate” means, (a) with respect to the Series 2025-1 Class A-2-I Notes, a fixed rate of 4.930% per annum and (b) with respect to the Series 2025-1 Class A-2-II Notes, a fixed rate of 5.217% per annum.

“Series 2025-1 Class A-2 Noteholder” means the Person in whose name a Series 2025-1 Class A- 2 Note is registered in the Note Register.

“Series 2025-1 Class A-2-I Notes” has the meaning specified in “Designation” of the Series 2025- 1 Supplement.

“Series 2025-1 Class A-2-II Notes” has the meaning specified in “Designation” of the Series 2025- 1 Supplement.

“Series 2025-1 Class A-2 Post-Renewal Contingent Interest” has the meaning set forth in Section 3.05(b)(i) of the Series 2025-1 Supplement. For purposes of the Base Indenture, Series 2025-1 Class A-2 Post-Renewal Contingent Interest shall be deemed to be “Senior Notes Quarterly Post-Renewal Contingent Interest.”

“Series 2025-1 Class A-2 Post-Renewal Contingent Interest Rate” has the meaning set forth in Section 3.05(b)(i) of the Series 2025-1 Supplement.

“Series 2025-1 Class A-2 Quarterly Interest” means, with respect to each Subclass and any Interest Period for the Series 2025-1 Class A-2 Notes, an amount equal to the sum of (a) the accrued interest at the applicable Series 2025-1 Class A-2 Note Rate on such Subclass’ Outstanding Principal Amount (as of the first day of such Interest Period after giving effect to all payments of principal made to holders of such Subclass of the Series 2025-1 Class A-2 Notes on such day and also giving effect to repurchases and cancellations of such Series 2025-1 Class A-2 Notes during such Interest Period), calculated based on a

360-day year consisting of twelve 30-day months and (b) the amount of any Senior Notes Interest Shortfall Amount with respect to such Subclass (as determined pursuant to Section 5.12(b) of the Base Indenture), for the immediately preceding Interest Period together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.12(b) of the Base Indenture) on such Senior Notes Interest Shortfall Amount. For purposes of the Base Indenture, “Series 2025-1 Class A-2 Quarterly Interest” shall be deemed to be “Senior Notes Quarterly Interest.”

“Series 2025-1 Class A-2 Scheduled Principal Deficiency Amount” means the amount, if positive, equal to the difference between (i) the Series 2025-1 Class A-2 Scheduled Principal Payments Amount for any Quarterly Payment Date plus any Series 2025-1 Class A-2 Scheduled Principal Payments Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payments Account with respect to the Series 2025-1 Class A-2 Notes.

“Series 2025-1 Class A-2 Scheduled Principal Payment” means any payment of principal with respect to each Subclass of Series 2025-1 Class A-2 Notes made pursuant to Section 3.02(f) of the Series 2025-1 Supplement. For purposes of the Base Indenture, the “Series 2025-1 Class A-2 Scheduled Principal Payments” shall be deemed to be “Scheduled Principal Payments.”

“Series 2025-1 Class A-2 Scheduled Principal Payments Amount” means, beginning on the Quarterly Payment Date occurring in January 2026, with respect to each Subclass, an amount based on a 1.00% scheduled annual amortization, equal to 0.25% of the initial outstanding principal amount of such Subclass. In connection with (a) any mandatory prepayment of principal of a Subclass of the Series 2025- 1 Class A-2 Notes (including mandatory prepayments in connection with a Rapid Amortization Event), (b) any optional prepayment of principal of a Subclass of the Series 2025-1 Class A-2 Notes, (c) any Indemnification Payment or Real Estate Dispositions applied to reduce the principal of a Subclass of Series 2025-1 Class A-2 Notes or (d) any repurchase and cancellation of a Subclass of Series 2025-1 Class A-2 Notes, the Series 2025-1 Class A-2 Scheduled Principal Payments Amount for each remaining Quarterly Payment Date for such Subclass will be reduced ratably based on the amount of such prepayment, repurchase or cancellation allocated to such Subclass relative to the Outstanding Principal Amount of such Subclass immediately prior to such prepayment, repurchase or cancellation.

“Series 2025-1 Closing Date” means September 5, 2025.

“Series 2025-1 Distribution Accounts” means, collectively, the Series 2025-1 Class A-1 Distribution Account and the Series 2025-1 Class A-2 Distribution Account.

“Series 2025-1 Extension Elections” means, collectively, the Series 2025-1 First Extension Election and the Series 2025-1 Second Extension Election.

“Series 2025-1 Final Payment” means, with respect to a Subclass, the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2025-1 Senior Notes of such Subclass, and, in the case of the Series 2025-1 Class A-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2025-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts (after giving effect to the provisions of Section 4.04 of the Series 2025-1 Class A-1 Note Purchase Agreement), the payment of all fees and expenses and other amounts then due and payable under the Series 2025-1 Class A-1 Note Purchase Agreement and the termination in full of all Series 2025-1 Class A-1 Commitments.

“Series 2025-1 Final Payment Date” means, with respect to a Subclass, the date on which the Series 2025-1 Final Payment for such Subclass is made.

“Series 2025-1 First Extension Election” has the meaning set forth in Section 3.06(b)(i) of the Series 2025-1 Supplement.

“Series 2025-1 Global Notes” means, collectively, the Regulation S Global Notes, the Unrestricted Global Notes and the Restricted Global Notes.

“Series 2025-1 Ineligible Account” has the meaning set forth in Section 3.11 of the Series 2025-1 Supplement.

“Series 2025-1 Interest Reserve Release Amount” means, as of any Accounting Date, the excess, if any, of (i) the Series 2025-1 Available Senior Notes Interest Reserve Account Amount over (ii) the Series 2025-1 Notes Interest Reserve Amount required to be on deposit on the immediately following Quarterly Payment Date.

“Series 2025-1 Interest Reserve Release Event” means (i) the Manager provides a certification to the Trustee on or before the Accounting Date that the Series 2025-1 Available Senior Notes Interest Reserve Account Amount will exceed the Series 2025-1 Notes Interest Reserve Amount required to be on deposit on the immediately following Quarterly Payment Date or (ii) the Outstanding Principal Amount of the Series 2025-1 Senior Notes is reduced. The provision of the Quarterly Noteholders’ Statement by the Manager shall be deemed to satisfy clause (i) of this definition. For purposes of the Base Indenture, the “Series 2025-1 Interest Reserve Release Event” shall be deemed to be an “Interest Reserve Release Event.”

“Series 2025-1 Legal Final Maturity Date” means the Quarterly Payment Date in July 2055. For purposes of the Base Indenture, the “Series 2025-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2025-1 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.06(g) of the Series 2025-1 Supplement.

“Series 2025-1 Note Owner” means, with respect to a Series 2025-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2025-1 Noteholders” means, collectively, the Series 2025-1 Class A-1 Noteholders and the Series 2025-1 Class A-2 Noteholders.

“Series 2025-1 Notes Interest Reserve Account Deficiency” means, when used with respect to any date, that on such date the Series 2025-1 Notes Interest Reserve Amount exceeds the Series 2025-1 Available Senior Notes Interest Reserve Account Amount.

“Series 2025-1 Notes Interest Reserve Account Deficit Amount” means, on any Weekly Allocation Date with respect to a Quarterly Collection Period, the amount, if any, by which (a) the Series 2025-1 Notes Interest Reserve Amount exceeds (b) the Series 2025-1 Available Senior Notes Interest Reserve Account Amount on such date; provided, however, with respect to any Weekly Allocation Date that occurs during the Quarterly Collection Period immediately preceding the Series 2025-1 Final Payment Date or the Series 2025-1 Legal Final Maturity Date, the Series 2025-1 Notes Interest Reserve Account Deficit Amount shall be zero.

“Series 2025-1 Notes Interest Reserve Amount” means, with respect to each Quarterly Payment Date (and any Weekly Allocation Date with respect to the related Quarterly Collection Period), the amount equal to the sum of (i) the Series 2025-1 Class A-1 Quarterly Interest, (ii) the Series 2025-1 Class A-2 Quarterly Interest for each Subclass of the Series 2025-1 Class A-2 Notes and (iii) the Series 2025-1 Class A-1 Quarterly Commitment Fees, in each case that is due on such Quarterly Payment Date (with the Series 2025-1 Class A-1 Quarterly Interest and Series 2025-1 Class A-1 Quarterly Commitment Fees payable with respect to the Series 2025-1 Class A-1 Notes on such Quarterly Payment Date being based on the good faith utilization estimate of the Manager as set forth in the applicable Weekly Manager’s Certificate) or such greater amount as the Master Issuer (or the Manager acting on its behalf) elects from time to time, which amount will increase or decrease in accordance with any increase or reduction in the Outstanding Principal Amount of the Series 2025-1 Senior Notes or in accordance with the Manager’s good faith utilization estimate with respect to the Series 2025-1 Class A-1 Notes as set forth in the applicable Weekly Manager’s Certificate.

“Series 2025-1 Outstanding Principal Amount” means, with respect any date, the sum of the Series 2025-1 Class A-1 Outstanding Principal Amount plus with respect to each Subclass of the Series 2025-1 Class A-2 Notes, when used with respect to any date, an amount equal to (a) the Initial Principal Amount of such Subclass, minus (b) the aggregate amount of principal payments (whether pursuant to Series 2025- 1 Class A-2 Scheduled Principal Payment, a prepayment, a purchase and cancellation, a redemption or otherwise) made to the Series 2025-1 Noteholders with respect to such Subclass on or prior to such date. For purposes of the Base Indenture, the “Series 2025-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2025-1 Prepayment” has the meaning set forth in Section 3.06(e) of the Series 2025-1 Supplement.

“Series 2025-1 Prepayment Amount” has the meaning set forth in Section 3.06(g) of the Series 2025-1 Supplement.

“Series 2025-1 Prepayment Date” means the date on which any prepayment on the Series 2025-1 Class A-1 Notes or the Series 2025-1 Class A-2 Notes is made pursuant to Section 3.06(d)(i), Section 3.06(d)(ii), Section 3.06(f) or Section 3.06(i) of the Series 2025-1 Supplement, which shall be, with respect to any Series 2025-1 Prepayment pursuant to Section 3.06(d)(i) or Section 3.06(f) of the Series 2025-1 Supplement, the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2025-1 Prepayment in connection with a Rapid Amortization Period or Real Estate Disposition Proceeds, the immediately succeeding Quarterly Payment Date.

“Series 2025-1 Second Extension Election” has the meaning set forth in Section 3.06(b)(ii) of the Series 2025-1 Supplement.

“Series 2025-1 Securities Intermediary” has the meaning set forth in Section 3.09(a) of the Series 2025-1 Supplement.

“Series 2025-1 Senior Notes” has the meaning set forth in “Designation” in the Series 2025-1 Supplement.

“Series 2025-1 Supplement” means the Series 2025-1 Supplement, dated as of the Series 2025-1 Closing Date by and among the Co-Issuers, the Trustee and the Series 2025-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.

“Series 2025-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2025-1 Supplement.

“Series Non-Amortization Test” means, with respect to the Series 2025-1 Senior Notes, a test that will be satisfied on any Quarterly Payment Date if (i) either the Holdco Leverage Ratio or the Senior ABS Leverage Ratio is less than or equal to 5.5x as of the Accounting Date preceding such Quarterly Payment Date and (ii) no Rapid Amortization Event has occurred and is continuing.

“Similar Law” means any federal, state, local, non-U.S. or other laws or regulations governing investments by plans, accounts and arrangements not subject to the fiduciary responsibility provisions of ERISA or the provisions of Section 4975 of the Code (including governmental plans, certain church plans and non-U.S. plans), and the conduct of the fiduciaries of such plans, accounts and arrangements.

“SOFR” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“SOFR Administrator has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“SOFR Advance” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“SOFR Interest Accrual Period” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“STAMP” has the meaning set forth in Section 4.03(a) of the Series 2025-1 Supplement.

“Subfacility Decrease” has the meaning set forth in Section 2.02(d) of the Series 2025-1 Supplement.

“Subfacility Increase” has the meaning set forth in Section 2.01(b) of the Series 2025-1 Supplement.

“Swingline Commitment” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Swingline Lender” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Swingline Loans” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Term SOFR” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Term SOFR Administrator” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Term SOFR Rate” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Term SOFR Reference Rate” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Trigger Event” means, prior to the Series 2025-1 Spring Amendments Implementation Date, an event or series of events by which (1) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan; provided that such person does not have the right to direct the voting of securities included in such employee benefit plan) acquires ownership or control, either directly or indirectly, of more than 35% of the Equity Interests of the Master Issuer or an amount of Equity Interests of the Master Issuer that entitles such “person” or “group” to exercise more than 35% of the voting power in the Equity Interests of the Master Issuer (including by reason of a change in the ownership of the Equity Interests in, or voting power of, Holdco, Intermediate Holdco, DPL or the SPV Guarantor).

“Uncertificated Note” means any Note issued in uncertificated, fully registered form evidenced by entry in the Note Register.

“Undrawn Commitment Fees” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Undrawn L/C Face Amounts” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“Unreimbursed L/C Drawings” has the meaning set forth in the Series 2025-1 Class A-1 Note Purchase Agreement.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income department of its members be closed for the entire day for purposes of trading in United States government securities.

“Unrestricted Global Notes” has the meaning set forth in Section 4.02(c) of the Series 2025-1 Supplement.

“U.S. Person” has the meaning set forth in Section 4.02 of the Series 2025- 1 Supplement.

“Voluntary Decrease” has the meaning set forth in Section 2.02(b) of the Series 2025-1 Supplement.

EXECUTION VERSION

EXHIBIT A-1-1

FORM OF SERIES 2025-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2025-1 CLASS A-1 ADVANCE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2025-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2025-1 CLASS A-1 ADVANCE NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, DOMINO’S PIZZA DISTRIBUTION LLC AND DOMINO’S IP HOLDER LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 5, 2025 BY AND AMONG THE CO-ISSUERS, THE GUARANTORS, DOMINO’S PIZZA LLC, AS THE MANAGER, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-A-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, and

DOMINO’S IP HOLDER LLC

SERIES 2025-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2025-1 CLASS A-1 ADVANCE NOTE

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [    ] or registered assigns, up to the principal sum of

Exh A-1-1-1

[    ] DOLLARS ($[    ]) or such lesser amount as shall equal the portion of the Series 2025-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 26, 2055 (the “Series 2025-1 Legal Final Maturity Date”). Pursuant to the Series 2025-1 Class A-1 Note Purchase Agreement and the Series 2025-1 Supplement, the principal amount of this Note may be subject to Increases or Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2025-1 Class A-1 Notes may be paid earlier than the Series 2025-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2025-1 Class A-1 Advance Note (this “Note”) at the Series 2025-1 Class A-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing with the Quarterly Payment Date occurring in October 2025 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including September 5, 2025 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2025-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2025-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Exh A-1-1-2

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-1-1-3

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-1-1-4

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-1 Advance Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-1-1-5

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-1 Notes of the Co-Issuers designated as their Series 2025-1 Variable Funding Senior Secured Notes, Class A-1 (herein called the “Series 2025-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2025-1 Class A-1 Advance Notes (herein called the “Series 2025-1 Class A-1 Advance Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co- Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of September 5, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee, and Citibank, N.A., as Series 2025-1 Securities Intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-1 Advance Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-1 Advance Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2025-1 Class A-1 Advance Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-1 Advance Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2025-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2025-1 Class A-1 Advance Notes will be made pro rata to the holders of Series 2025-1 Class A-1 Advance Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-1 Advance Notes at the rates set forth in the Indenture. Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2025-1 Class A-1 Advance Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2025-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2025-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto by wire transfer in immediately available funds released by the Paying Agent from the Series 2025-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2025-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date; provided, however, that the final principal payment due on a Series 2025-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2025-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2025-1 Class A-1 Note at the applicable Corporate Trust Office.

Exh A-1-1-6

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2025-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-1 Advance Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2025-1 Class A-1 Noteholder, by acceptance of a Series 2025-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2025-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2025-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2025-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-1 Noteholder and upon all future Series 2025-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts

Exh A-1-1-7

and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2025-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

Exh A-1-1-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints        , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-1-1-9

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Series 2025-1 Class A- 1 Note Rate	Interest Period (if applicable)	Notation Made By

Exh A-1-1-10

EXHIBIT A-1-2

FORM OF SERIES 2025-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2025-1 CLASS A-1 SWINGLINE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2025-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2025-1 CLASS A-1 SWINGLINE NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC AND DOMINO’S IP HOLDER LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 5, 2025 BY AND AMONG THE CO-ISSUERS, THE GUARANTORS, DOMINO’S PIZZA LLC, AS THE MANAGER, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT.

Exh A-1-2-1

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-S-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2025-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2025-1 CLASS A-1 SWINGLINE NOTE

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [       ] or registered assigns, up to the principal sum of [      ] DOLLARS ($[      ]) or such lesser amount as shall equal the portion of the Series 2025-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 26, 2055 (the “Series 2025-1 Legal Final Maturity Date”). Pursuant to the Series 2025-1 Class A-1 Note Purchase Agreement and the Series 2025-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2025-1 Class A-1 Notes may be paid earlier than the Series 2025-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2025-1 Class A-1 Swingline Note (this “Note”) at the Series 2025-1 Class A-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing with the Quarterly Payment Date occurring in October 2025 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including September 5, 2025 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In

Exh A-1-2-2

addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2025-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2025-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Reference is made to the further provisions of this Note set forth on the reverse hereof,

which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-1-2-3

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

Exh A-1-2-4

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-1-2-5

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-1 Swingline Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-1-2-6

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-1 Notes of the Co- Issuers designated as their Series 2025-1 Variable Funding Senior Secured Notes, Class A-1 (herein called the “Series 2025-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2025-1 Class A-1 Swingline Notes (herein called the “Series 2025-1 Class A-1 Swingline Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of September 5, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 Securities Intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-1 Swingline Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-1 Swingline Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2025-1 Class A-1 Swingline Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-1 Swingline Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2025-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2025-1 Class A-1 Swingline Notes will be made pro rata to the holders of Series 2025-1 Class A-1 Swingline Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-1 Swingline Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2025-1 Class A-1 Swingline Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2025-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2025-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto by wire transfer in immediately available funds released by the Paying Agent from the Series 2025-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2025-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date; provided, however, that the final principal payment due on a Series 2025-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2025-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2025-1 Class A-1 Note at the applicable Corporate Trust Office.

Exh A-1-2-7

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2025-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-1 Swingline Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2025-1 Class A-1 Noteholder, by acceptance of a Series 2025-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2025-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2025-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2025-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-1 Noteholder and upon all future Series 2025-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Exh A-1-2-8

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2025-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

Exh A-1-2-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                                FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints      , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[2]
Signature Guaranteed:

[2]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-1-2-10

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2025-1 Class A- 1 Note Rate	Interest Period (if applicable)	Notation Made By

Exh A-1-2-11

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2025-1 Class A- 1 Note Rate	Interest Period (if applicable)	Notation Made By

Exh A-1-2-12

EXHIBIT A-1-3

FORM OF SERIES 2025-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2025-1 CLASS A-1 L/C NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2025-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2025-1 CLASS A-1 L/C NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC AND DOMINO’S IP HOLDER LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 5, 2025 BY AND AMONG THE CO-ISSUERS, THE GUARANTORS, DOMINO’S PIZZA LLC, AS THE MANAGER, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT.

Exh A-1-3-1

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ALL L/C OBLIGATIONS RELATING TO LETTERS OF CREDIT ISSUED BY THE HOLDER OF THIS NOTE (WHETHER IN RESPECT OF UNDRAWN L/C FACE AMOUNTS OR UNREIMBURSED L/C DRAWINGS) SHALL BE DEEMED TO BE PRINCIPAL OUTSTANDING UNDER THIS NOTE FOR ALL PURPOSES OF THE SERIES 2025-1 CLASS A-1 NOTE PURCHASE AGREEMENT, THE INDENTURE AND THE OTHER RELATED DOCUMENTS OTHER THAN, IN THE CASE OF UNDRAWN L/C FACE AMOUNTS, FOR PURPOSES OF ACCRUAL OF INTEREST. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-L-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2025-1 VARIABLE FUNDING SENIOR SECURED NOTE, CLASS A-1

SUBCLASS: SERIES 2025-1 CLASS A-1 L/C NOTE

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [    ] or registered assigns, up to the principal sum of [     ] DOLLARS ($[     ]) or such lesser amount as shall equal the portion of the Series 2025-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 26, 2055 (the “Series 2025-1 Legal Final Maturity Date”). The initial outstanding principal amount of this Note shall equal the Series 2025-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount. Pursuant to the Series 2025-1 Class A-1 Note Purchase Agreement and the Series 2025-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2025-1 Class A-1 Notes may be paid earlier than the Series 2025-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay (i) interest on this Series 2025-1 Class A-1 L/C Note (this “Note”) at the Series 2025-1 Class A-1 Note Rate and (ii) the Series 2025-1 Class A-1 L/C Fees, in each case, for each Interest Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business

Exh A-1-3-2

Day) of each January, April, July and October, commencing with the Quarterly Payment Date occurring in October 2025 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including September 5, 2025 to but excluding the day that is two (2) Business Days prior to the first Accounting Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date (each, an “Interest Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest and fees on this Note at the Series 2025-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest and fees shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2025-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2025-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Exh A-1-3-3

[Remainder of page intentionally left blank]

Exh A-1-3-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

Exh A-1-3-5

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC,
as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-1-3-6

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-1 L/C Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-1-3-7

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-1 Notes of the Co- Issuers designated as their Series 2025-1 Variable Funding Senior Secured Notes, Class A-1 (herein called the “Series 2025-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2025-1 Class A-1 L/C Notes (herein called the “Series 2025-1 Class A-1 L/C Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of September 5, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 Securities Intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-1 L/C Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-1 L/C Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of the Series 2025-1 Class A-1 Note Purchase Agreement, the Indenture and the other Related Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. As provided for in the Indenture, the Series 2025-1 Class A-1 L/C Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-1 L/C Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2025-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2025-1 Class A-1 L/C Notes will be made pro rata to the holders of Series 2025-1 Class A-1 L/C Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and fees and contingent interest, if any, will each accrue on the Series 2025-1 Class A-1 L/C Notes at the rates set forth in the Indenture. Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2025-1 Class A-1 L/C Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2025-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2025-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto by wire transfer in immediately available funds released by the Paying Agent from the Series 2025-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2025-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring

Exh A-1-3-8

instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date; provided, however, that the final principal payment due on a Series 2025-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2025-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2025-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2025-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-1 L/C Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2025-1 Class A-1 Noteholder, by acceptance of a Series 2025-1 Class A-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2025-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2025-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2025-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-1 Noteholder and upon all future Series 2025-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Exh A-1-3-9

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2025-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

Exh A-1-3-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: ______________________________________________________________ FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto_______________________________________________________

( name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________ , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________

By:	[3]
Signature Guaranteed:

[3]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-1-3-11

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2025-1 Class A-1 Note Rate	Interest Period (if applicable)	Notation Made By

Exh A-1-3-12

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2025-1 Class A-1 Note Rate	Interest Period (if applicable)	Notation Made By

Exh A-1-3-13

EXHIBIT A-2-1

THE ISSUANCE AND SALE OF THIS RESTRICTED GLOBAL SERIES 2025-1 CLASS A-2-I NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A

U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exh A-2-1-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND SHALL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON.”

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

Exh A-2-1-2

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RESTRICTED GLOBAL SERIES 2025-1 CLASS A-2-I NOTE

No. R-[_]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 25755T

AQ3 ISIN Number: US25755TAQ31

Common Code: 316637108

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2025-1 4.930% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-I

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [       ] DOLLARS ($[ ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 26, 2055 (the “Series 2025-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Restricted Global Series 2025-1 Class A-2-I Note (this “Note”) at the applicable Series 2025-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing with the Quarterly Payment Date occurring in October 2025 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including September 5, 2025 to but excluding the first Quarterly Payment Date and (ii) thereafter, the period from and including a Quarterly Payment Date to but excluding the following Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2025-1 Class A-2 Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

Exh A-2-1-3

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.02(c) of the Series 2025-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-2-1-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:_________

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

Exh A-2-1-5

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-2-1-6

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-2-I Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-2-1-7

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-2-I Notes of the Co- Issuers designated as their $500,000,000 Series 2025-1 4.930% Fixed Rate Senior Secured Notes, Class A- 2-I (herein called the “Series 2025-1 Class A-2-I Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of September 5, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 Securities Intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-2-I Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-2-I Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2025-1 Class A-2-I Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-2-I Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2025-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2-I Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2-I Notes will be made pro rata to the Series 2025-1 Class A-2-I Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-2-I Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2-I Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the

Exh A-2-1-8

Series 2025-1 Class A-2-I Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2-I Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2025-1 Class A-2-I Noteholder, by acceptance of a Series 2025-1 Class A-2-I Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Class A-2-I Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2025-1 Class A-2-I Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2025-1 Class A-2-I Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Class A-2-I Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-2-I Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2025-1 Class A-2-I Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-2-I Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A-2-I Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-2-I Noteholder and upon all future Series 2025-1 Class A-2-I Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

Exh A-2-1-9

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2025-1 Class A-2-I Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exh A-2-1-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: _____________________________________________________________ FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________

__________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________

By:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-2-1-11

SCHEDULE OF EXCHANGES IN RESTRICTED GLOBAL SERIES 2025-1 CLASS A-2-I NOTE

The initial principal balance of this Restricted Global Series 2025-1 Class A-2-I Note is $[ ___________]. The  following  exchanges of  an  interest  in  this  Restricted  Global  Series 2025-1 Class A-2-I Note for an interest in a corresponding Regulation S Global Series 2025-1 Class A-2-I Note or an Unrestricted Global Series 2025-1 Class A-2-I Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Restricted Global Note	Remaining Principal Amount of this Restricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

Exh A-2-1-12

EXHIBIT A-2-2

THE ISSUANCE AND SALE OF THIS REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-I NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exh A-2-2-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND SHALL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON.”

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS NOT A “U.S. PERSON” AS DEFINED IN

Exh A-2-2-2

REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON THAT IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

Exh A-2-2-3

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-I NOTE

No. S-[_]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U2583E AQ0

ISIN Number: USU2583EAQ09

Common Code: 316637175

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2025-1 4.930% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-I

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [    ] DOLLARS ($[     ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 26, 2055 (the “Series 2025-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Regulation S Global Series 2025-1 Class A-2-I Note (this “Note”) at the applicable Series 2025-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing with the Quarterly Payment Date occurring in October 2025 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including September 5, 2025 to but excluding the first Quarterly Payment Date and (ii) thereafter, the period from and including a Quarterly Payment Date to but excluding the following Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2025-1 Class A-2 Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

Exh A-2-2-4

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.02(c) of the Series 2025-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-2-2-5

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

Exh A-2-2-6

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-2-2-7

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-2-I Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-2-2-8

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-2-I Notes of the Co- Issuers designated as their $500,000,000 Series 2025-1 4.930% Fixed Rate Senior Secured Notes, Class A- 2-I (herein called the “Series 2025-1 Class A-2-I Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of September 5, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 Securities Intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-2-I Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-2-I Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2025-1 Class A-2-I Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-2-I Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2025-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2-I Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2-I Notes will be made pro rata to the Series 2025-1 Class A-2-I Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-2-I Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2-I Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the

Exh A-2-2-9

Series 2025-1 Class A-2-I Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2-I Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2025-1 Class A-2-I Noteholder, by acceptance of a Series 2025-1 Class A-2-I Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Class A-2-I Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2025-1 Class A-2-I Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2025-1 Class A-2-I Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Class A-2-I Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-2-I Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2025-1 Class A-2-I Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-2-I Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A-2-I Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-2-I Noteholder and upon all future Series 2025-1 Class A-2-I Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

Exh A-2-2-10

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2025-1 Class A-2-I Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exh A-2-2-11

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints               , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-2-2-12

SCHEDULE OF EXCHANGES IN REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-I NOTE

The initial principal balance of this Regulation S Global Series 2025-1 Class A-2-I Note is $[  ]. The following exchanges of an interest in this Regulation S Global Series 2025-1 Class A-2-I Note for an interest in a corresponding Restricted Global Series 2025-1 Class A-2-I Note or an Unrestricted Global Series 2025-1 Class A-2-I Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

Exh A-2-2-13

EXHIBIT A-2-3

THE ISSUANCE AND SALE OF THIS UNRESTRICTED GLOBAL SERIES 2025-1 CLASS A-2-I NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exh A-2-3-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND SHALL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON.”

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

Exh A-2-3-2

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF UNRESTRICTED GLOBAL SERIES 2025-1 CLASS A-2-I NOTE

No. U-[_]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U2583E AQ0

ISIN Number: USU2583EAQ09

Common Code: 316637175

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2025-1 4.930% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-I

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [   ] DOLLARS ($[    ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 26, 2055 (the “Series 2025-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Unrestricted Global Series 2025-1 Class A-2-I Note (this “Note”) at the applicable Series 2025-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing with the Quarterly Payment Date occurring in October 2025 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including September 5, 2025 to but excluding the first Quarterly Payment Date and (ii) thereafter, the period from and including a Quarterly Payment Date to but excluding the following Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2025-1 Class A-2 Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

Exh A-2-3-3

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.02(c) of the Series 2025-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-2-3-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

Exh A-2-3-5

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-2-3-6

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-2-I Notes issued under the within-mentioned Indenture.

CITIBANK, N.A.,
as Trustee

By:
Authorized Signatory

Exh A-2-3-7

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-2-I Notes of the Co- Issuers designated as their $500,000,000 Series 2025-1 4.930% Fixed Rate Senior Secured Notes, Class A- 2-I (herein called the “Series 2025-1 Class A-2-I Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of September 5, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 Securities Intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-2-I Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-2-I Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2025-1 Class A-2-I Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-2-I Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2025-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2-I Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2-I Notes will be made pro rata to the Series 2025-1 Class A-2-I Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-2-I Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2-I Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2025-1

Exh A-2-3-8

Class A-2-I Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2-I Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2025-1 Class A-2-I Noteholder, by acceptance of a Series 2025-1 Class A-2-I Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Class A-2-I Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2025-1 Class A-2-I Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2025-1 Class A-2-I Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Class A-2-I Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-2-I Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2025-1 Class A-2-I Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-2-I Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A-2-I Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-2-I Noteholder and upon all future Series 2025-1 Class A-2-I Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

Exh A-2-3-9

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2025-1 Class A-2-I Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exh A-2-3-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

      , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:		[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-2-3-11

SCHEDULE OF EXCHANGES IN UNRESTRICTED GLOBAL SERIES 2025-1

CLASS A-2-I NOTE

The initial principal balance of this Unrestricted Global Series 2025-1 Class A-2-I Note is $[    ]. The following exchanges of an interest in this Unrestricted Global Series 2025-1 Class A-2-I Note for an interest in a corresponding Restricted Global Series 2025-1 Class A-2-I Note or a Regulation S Global Series 2025-1 Class A-2-I Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Unrestricted Global Note	Remaining Principal Amount of this Unrestricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

Exh A-2-3-12

EXHIBIT A-2-4

THE ISSUANCE AND SALE OF THIS RESTRICTED GLOBAL SERIES 2025-1 CLASS A-2-II NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exh A-2-4-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND SHALL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON.”

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE

REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

Exh A-2-4-2

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RESTRICTED GLOBAL SERIES 2025-1 CLASS A-2-II NOTE

No. R-[_]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 25755T AR1

ISIN Number: US25755TAR14

Common Code: 316637272

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2025-1 5.217% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-II

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [    ] DOLLARS ($[    ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 26, 2055 (the “Series 2025-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Restricted Global Series 2025-1 Class A-2-II Note (this “Note”) at the applicable Series 2025-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing with the Quarterly Payment Date occurring in October 2025 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including September 5, 2025 to but excluding the first Quarterly Payment Date and (ii) thereafter, the period from and including a Quarterly Payment Date to but excluding the following Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2025-1 Class A-2 Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

Exh A-2-4-3

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.02(c) of the Series 2025-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-2-4-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,
as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC,
as Co-Issuer

By:
Name:
Title:

Exh A-2-4-5

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-2-4-6

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-2-II Notes issued under the within-mentioned Indenture.

CITIBANK, N.A.,
as Trustee

By:
Authorized Signatory

Exh A-2-4-7

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-2-II Notes of the Co-Issuers designated as their $500,000,000 Series 2025-1 5.217% Fixed Rate Senior Secured Notes, Class A- 2-II (herein called the “Series 2025-1 Class A-2-II Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of September 5, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 Securities Intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-2-II Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-2-II Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2025-1 Class A-2-II Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-2-II Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2025-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2-II Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2-II Notes will be made pro rata to the Series 2025-1 Class A-2-II Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-2-II Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2-II Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the

Exh A-2-4-8

Series 2025-1 Class A-2-II Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2-II Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2025-1 Class A-2-II Noteholder, by acceptance of a Series 2025-1 Class A-2- II Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Class A-2-II Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2025-1 Class A-2-II Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2025-1 Class A-2-II Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Class A-2-II Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-2-II Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co- Issuers and the rights of the Series 2025-1 Class A-2-II Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-2-II Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A- 2-II Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-2-II Noteholder and upon all future Series 2025- 1 Class A-2-II Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

Exh A-2-4-9

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2025-1 Class A-2-II Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exh A-2-4-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: .

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints        , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:		[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-2-4-11

SCHEDULE OF EXCHANGES IN RESTRICTED GLOBAL SERIES 2025-1

CLASS A-2-II NOTE

The initial principal balance of this Restricted Global Series 2025-1 Class A-2-II Note is $[     ]. The following exchanges of an interest in this Restricted Global Series 2025-1 Class A-2-II Note for an interest in a corresponding Regulation S Global Series 2025-1 Class A-2-II Note or an Unrestricted Global Series 2025-1 Class A-2-II Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Restricted Global Note	Remaining Principal Amount of this Restricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

Exh A-2-4-12

EXHIBIT A-2-5

THE ISSUANCE AND SALE OF THIS REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-II NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exh A-2-5

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND SHALL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON.”

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS NOT A “U.S. PERSON” AS DEFINED IN

Exh A-2-5-2

REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON THAT IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

Exh A-2-5-3

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF REGULATION S GLOBAL SERIES 2025-1 CLASS A-2-II NOTE

No. S-[_]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U2583E AR8

ISIN Number: USU2583EAR81

Common Code: 316637248

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2025-1 5.217% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-II

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [   ] DOLLARS ($[   ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 26, 2055 (the “Series 2025-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Regulation S Global Series 2025-1 Class A-2-II Note (this “Note”) at the applicable Series 2025-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing with the Quarterly Payment Date occurring in October 2025 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including September 5, 2025 to but excluding the first Quarterly Payment Date and (ii) thereafter, the period from and including a Quarterly Payment Date to but excluding the following Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2025-1 Class A-2 Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

Exh A-2-5-4

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.02(c) of the Series 2025-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-2-5-5

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

Exh A-2-5-6

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-2-5-7

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-2-II Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-2-5-8

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-2-II Notes of the Co- Issuers designated as their $500,000,000 Series 2025-1 5.217% Fixed Rate Senior Secured Notes, Class A- 2-II (herein called the “Series 2025-1 Class A-2-II Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of September 5, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 Securities Intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-2-II Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-2-II Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2025-1 Class A-2-II Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-2-II Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2025-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2-II Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2-II Notes will be made pro rata to the Series 2025-1 Class A-2-II Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-2-II Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2-II Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the

Exh A-2-5-9

Series 2025-1 Class A-2-II Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2-II Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2025-1 Class A-2-II Noteholder, by acceptance of a Series 2025-1 Class A-2- II Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Class A-2-II Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2025-1 Class A-2-II Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2025-1 Class A-2-II Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Class A-2-II Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-2-II Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co- Issuers and the rights of the Series 2025-1 Class A-2-II Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-2-II Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A- 2-II Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-2-II Noteholder and upon all future Series 2025- 1 Class A-2-II Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

Exh A-2-5-10

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2025-1 Class A-2-II Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exh A-2-5-11

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:                                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints        , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:		1

Signature Guaranteed:

1	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-2-5-12

SCHEDULE OF EXCHANGES IN REGULATION S GLOBAL SERIES 2025-1

CLASS A-2-II NOTE

The initial principal balance of this Regulation S Global Series 2025-1 Class A-2-II Note is $[   ]. The following exchanges of an interest in this Regulation S Global Series 2025-1 Class A-2-II Note for an interest in a corresponding Restricted Global Series 2025-1 Class A-2-II Note or an Unrestricted Global Series 2025-1 Class A-2-II Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

Exh A-2-5-13

EXHIBIT A-2-6

THE ISSUANCE AND SALE OF THIS UNRESTRICTED GLOBAL SERIES 2025-1 CLASS A-2-II NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, AND NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION EACH OF WHICH IS NOT A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exh A-2-6-1

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND SHALL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON.”

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

Exh A-2-6-2

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF UNRESTRICTED GLOBAL SERIES 2025-1 CLASS A-2-II NOTE

No. U-[_]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U2583E AP8

ISIN Number: USU2583EAR81

Common Code: 316637248

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2025-1 5.217% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-II

DOMINO’S PIZZA MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a corporation incorporated under the laws of the State of Delaware, DOMINO’S PIZZA DISTRIBUTION LLC, a limited liability company formed under the laws of the State of Delaware, DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC a limited liability company formed under the laws of the State of Delaware, and DOMINO’S IP HOLDER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [   ] DOLLARS ($[    ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on July 26, 2055 (the “Series 2025-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Unrestricted Global Series 2025-1 Class A-2-II Note (this “Note”) at the applicable Series 2025-1 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing with the Quarterly Payment Date occurring in October 2025 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including September 5, 2025 to but excluding the first Quarterly Payment Date and (ii) thereafter, the period from and including a Quarterly Payment Date to but excluding the following Quarterly Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2025-1 Class A-2 Post-ARD

Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

Exh A-2-6-3

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.02(c) of the Series 2025-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Domino’s Pizza Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exh A-2-6-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

Exh A-2-6-5

DOMINO’S PROGRESSIVE FOODS DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

Exh A-2-6-6

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-2-II Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

Exh A-2-6-7

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-2-II Notes of the Co- Issuers designated as their $500,000,000 Series 2025-1 5.217% Fixed Rate Senior Secured Notes, Class A- 2-II (herein called the “Series 2025-1 Class A-2-II Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (such Amended and Restated Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of September 5, 2025 (the “Series 2025-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 Securities Intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-2-II Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-2-II Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2025-1 Class A-2-II Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2025-1 Class A-2-II Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2025-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2-II Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2-II Notes will be made pro rata to the Series 2025-1 Class A-2-II Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-2-II Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2-II Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the

Exh A-2-6-8

Series 2025-1 Class A-2-II Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2-II Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2025-1 Class A-2-II Noteholder, by acceptance of a Series 2025-1 Class A-2- II Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2025-1 Class A-2-II Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2025-1 Class A-2-II Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2025-1 Class A-2-II Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2025-1 Class A-2-II Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2025-1 Class A-2-II Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co- Issuers and the rights of the Series 2025-1 Class A-2-II Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2025-1 Class A-2-II Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2025-1 Class A- 2-II Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2025-1 Class A-2-II Noteholder and upon all future Series 2025- 1 Class A-2-II Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

Exh A-2-6-9

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2025-1 Class A-2-II Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exh A-2-6-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints          , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exh A-2-6-11

SCHEDULE OF EXCHANGES IN UNRESTRICTED GLOBAL SERIES 2025-1

CLASS A-2-II NOTE

The initial principal balance of this Unrestricted Global Series 2025-1 Class A-2-II Note is $[    ]. The following exchanges of an interest in this Unrestricted Global Series 2025-1 Class A-2-II Note for an interest in a corresponding Restricted Global Series 2025-1 Class A-2-II Note or a Regulation S Global Series 2025-1 Class A-2-II Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Unrestricted Global Note	Remaining Principal Amount of this Unrestricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

Exh A-2-6-12

EXHIBIT B-1

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF SERIES 2025-1 CLASS A-1 NOTES

Citibank, N.A.,

as Trustee

480 Washington Boulevard, 16th Floor

Jersey City, New Jersey 07310

Attention: Securities Window – Domino’s Pizza Master Issuer LLC

Re:	Domino’s Pizza Master Issuer LLC; Domino’s SPV Canadian Holding Company Inc.;

Domino’s Pizza Distribution LLC; Domino’s Progressive Foods Distribution LLC; Domino’s IP Holder LLC Series 2025-1 Variable Funding Senior Notes, Class A-1 Subclass: Series 2025-1 Class A-1 [Advance] [Swingline] [L/C] Notes (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of March 15, 2012, as amended, restated, supplemented and otherwise modified from time to time (the “Base Indenture”), among Domino’s Pizza Master Issuer LLC, Domino’s Pizza Distribution LLC, Domino’s IP Holder LLC, Domino’s Progressive Foods Distribution LLC, and Domino’s SPV Canadian Holding Company Inc., as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of September 5, 2025 (the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 Securities Intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture or the Series 2025-1 Class A-1 Note Purchase Agreement identified in Annex A to the Series 2025-1 Supplement, as applicable.

This certificate relates to U.S. $[   ] aggregate principal amount of Notes registered in the name of [    ] [name of transferor] (the “Transferor”) and held in the form of [a definitive Note][an Uncertificated Note], who wishes to effect the transfer of such Notes in exchange for an equivalent principal amount of Notes of the same Subclass in the name of [    ] [name of transferee] (the “Transferee”) to be held in the form of [a definitive Note][an Uncertificated Note].10

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Series 2025-1 Class A-1 Note Purchase Agreement, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers and the Trustee that either it is the Master Issuer or an Affiliate of the Master Issuer, or:

1. the Transferee has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives;

2. the Transferee is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2025-1 Class A-1 Notes;

[10]

In the case of a Transferee taking their interest in the applicable Series 2025-1 Class A-1 Note, following the transfer to such Transferee, the Trustee shall send to the Transferee a Confirmation of Registration pursuant to Section 4.01(f) of the Series 2025-1 Supplement.

Exh B-1-1

3. the Transferee is purchasing the Series 2025-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in paragraph (2) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2025-1 Class A-1 Notes;

4. the Transferee understands that (i) the Series 2025-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, (ii) the Co-Issuers are not required to register the Series 2025-1 Class A-1 Notes, (iii) any transferee must not be a Competitor and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.03 of the Series 2025-1 Supplement and Section 9.03 or 9.17, as applicable, of the Series 2025-1 Class A-1 Note Purchase Agreement;

5. the Transferee will comply with the requirements of paragraph (4) above in connection with any transfer by it of the Series 2025-1 Class A-1 Notes;

6. the Transferee understands that the Series 2025-1 Class A-1 Notes will bear the legend set out in the applicable form of Series 2025-1 Class A-1 Notes attached to the Series 2025-1 Supplement and be subject to the restrictions on transfer described in such legend;

7. the Transferee will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2025-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs;

8. the Transferee is not a Competitor;

9. either (i) the Transferee is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of the Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law;

10. if it is an ERISA Plan or is purchasing or holding the Series 2025-1 Notes on behalf of or with “plan assets” of any ERISA Plan, it shall be deemed to represent, warrant and agree that (i) none of the Co-Issuers, the Guarantors or the Initial Purchasers, nor any other person that provide marketing services, nor any of their affiliates, has provided, and none of them will provide, any investment recommendation or investment advice on which it, or any fiduciary or other person investing the assets of the ERISA Plan (“Plan Fiduciary”), has relied as primary basis in connection with its decision to invest in the Series 2025-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the ERISA Plan or the Plan Fiduciary in connection with the ERISA Plan’s acquisition of the Series 2025-1 Notes; and (ii) the Plan Fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2025-1 Notes; and

Exh B-1-2

11. the Transferee is:

(check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

(check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]
By:
Name:
Title:

Dated: _______________,
Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Domino’s Pizza Master Issuer LLC
Domino’s Pizza Distribution LLC
Domino’s Progressive Foods Distribution LLC
Domino’s IP Holder LLC
Domino’s SPV Canadian Holding Company Inc.
24 Frank Lloyd Wright Drive
P.O. Box 485
Ann Arbor, Michigan 48106

Exh B-1-3

EXHIBIT B-2

FORM OF TRANSFEREE CERTIFICATE FOR

SERIES 2025-1 CLASS A-2-I NOTES OR SERIES 2025-1 CLASS A-2-II NOTES

FOR TRANSFERS OF INTERESTS IN RESTRICTED GLOBAL NOTES TO INTERESTS IN

REGULATION S GLOBAL NOTES

Citibank, N.A.,

as Trustee

480 Washington Boulevard, 16th Floor

Jersey City, New Jersey 07310

Attention: Securities Window – Domino’s Pizza Master Issuer LLC

Re:	Domino’s Pizza Master Issuer LLC; Domino’s SPV Canadian Holding Company Inc.;

Domino’s Pizza Distribution LLC; Domino’s Progressive Foods Distribution LLC; Domino’s IP

Holder LLC [$500,000,000 Series 2025-1 4.930% Fixed Rate Senior Secured Notes, Class A-2- I][$500,000,000 Series 2025-1 5.217% Fixed Rate Senior Secured Notes, Class A-2-II] (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of March 15, 2012, as amended, restated, supplemented and otherwise modified from time to time (the “Base Indenture”), among Domino’s Pizza Master Issuer LLC, Domino’s Pizza Distribution LLC, Domino’s IP Holder LLC, Domino’s Progressive Foods Distribution LLC, and Domino’s SPV Canadian Holding Company Inc., as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of September 5, 2025 (the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 Securities Intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[ ] aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No. [ ]) in the name of [ ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Regulation S Global Note in the name of [ ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated August 12, 2025, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

1. the Transferee is not a “U.S. person” as defined in Regulation S under the Securities Act (a “U.S. Person”);

2. at the time the buy order was originated, the Transferee was outside of the United States and was not purchasing the interest in the Notes for a U.S. Person or for the account or benefit of a U.S. Person;

Exh B-2-1

3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S;

5. if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

6. the Transferee is acquiring the Notes for its own account or the account of another person, who is not a U.S. Person, with respect to which it exercises sole investment discretion;

7. the Transferee is not purchasing the Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

8. the Transferee has not been formed for the purpose of investing in the Notes, except where each beneficial owner is not a U.S. Person;

9. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

10. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

11. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

12. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

13. the Transferee understands that (a) the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (b) the Notes have not been registered under the Securities Act, (c) such Notes may be offered, resold, pledged or otherwise transferred only (i) to the Master Issuer or an Affiliate of the Master Issuer, (ii) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (iii) outside the United States to a Person who is not a U.S. Person in a transaction meeting the requirements of Regulation S and who is not a Competitor or (iv) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (d) the Transferee will, and each subsequent holder of a Note is required to, notify any subsequent purchaser of a Note of the resale restrictions set forth in clause (c) above;

14. the Transferee understands that the Notes will bear the legend set out in the applicable form of Series 2025-1 Class A-2 Notes attached to the Series 2025-1 Supplement and be subject to the restrictions on transfer described in such legend;

Exh B-2-2

15. either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of the Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law;

16. the Transferee understands that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the Transferee agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act;

17. the Transferee is not a Competitor;

18. if it is an ERISA Plan or is purchasing or holding the Series 2025-1 Notes on behalf of or with “plan assets” of any ERISA Plan, it shall be deemed to represent, warrant and agree that (i) none of the Co-Issuers, the Guarantors or the Initial Purchasers, nor any other person that provide marketing services, nor any of their affiliates, has provided, and none of them will provide, any investment advice to it or to any fiduciary or other person investing the assets of the ERISA Plan (“Plan Fiduciary”), in connection with its decision to invest in the Series 2025-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the ERISA Plan or the Plan Fiduciary in connection with the ERISA Plan’s acquisition of the Series 2025-1 Notes; and (ii) the Plan Fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2025-1 Notes; and

19. the Transferee is:

(check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

(check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The representations made pursuant to clause 5 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 5 above. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 5 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 5 above shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Exh B-2-3

Dated: _______________,______

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:_____________________________
Address:___________________________
Bank ABA #:_______________________	Tel:________________________________________
Account No.:_______________________	Fax:________________________________________
FAO:_____________________________	Attn.:_______________________________________
Attention:__________________________

Registered Name (if Nominee):

cc:	Domino’s Pizza Master Issuer LLC
Domino’s Pizza Distribution LLC
Domino’s Progressive Foods Distribution LLC
Domino’s IP Holder LLC
Domino’s SPV Canadian Holding Company Inc.
24 Frank Lloyd Wright Drive
P.O. Box 485
Ann Arbor, Michigan 48106

Exh B-2-4

EXHIBIT B-3

FORM OF TRANSFEREE CERTIFICATE FOR

SERIES 2025-1 CLASS A-2-I NOTES OR SERIES 2025-1 CLASS A-2-II NOTES

FOR TRANSFERS OF INTERESTS IN RESTRICTED GLOBAL NOTES TO INTERESTS IN

UNRESTRICTED GLOBAL NOTES

Citibank, N.A., as Trustee

480 Washington Boulevard, 16th Floor

Jersey City, New Jersey 07310

Attention: Securities Window – Domino’s Pizza Master Issuer LLC

Re:	Domino’s Pizza Master Issuer LLC; Domino’s SPV Canadian Holding Company Inc.;

Domino’s Pizza Distribution LLC; Domino’s Progressive Foods Distribution LLC; Domino’s IP

Holder LLC [$500,000,000 Series 2025-1 4.930% Fixed Rate Senior Secured Notes, Class A-2- I][$500,000,000 Series 2025-1 5.217% Fixed Rate Senior Secured Notes, Class A-2-II] (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of March 15, 2012, as amended, restated, supplemented and otherwise modified from time to time (the “Base Indenture”), among Domino’s Pizza Master Issuer LLC, Domino’s Pizza Distribution LLC, Domino’s IP Holder LLC, Domino’s Progressive Foods Distribution LLC, and Domino’s SPV Canadian Holding Company Inc., as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of September 5, 2025 (the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 Securities Intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[ ] aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No. [ ]) in the name of [ ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in an Unrestricted Global Note in the name of [ ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated August 12, 2025, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

1. the Transferee is not a “U.S. person” as defined in Regulation S under the Securities Act (a “U.S. Person”);

2. at the time the buy order was originated, the Transferee was outside of the United States and was not purchasing the interest in the Notes for a U.S. Person or for the account or benefit of a U.S. Person;

Exh B-3-1

3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S;

5. the Transferee is acquiring the Notes for its own account or the account of another person, who is not a U.S. Person, with respect to which it exercises sole investment discretion;

6. the Transferee is not purchasing the Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

7. the Transferee has not been formed for the purpose of investing in the Notes, except where each beneficial owner is not a U.S. Person;

8. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

9. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

10. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

11. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

12. the Transferee understands that (a) the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (b) the Notes have not been registered under the Securities Act, (c) such Notes may be offered, resold, pledged or otherwise transferred only (i) to the Master Issuer or an Affiliate of the Master Issuer, (ii) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (iii) outside the United States to a Person who is not a U.S. Person in a transaction meeting the requirements of Regulation S and who is not a Competitor or (iv) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (d) the Transferee shall, and each subsequent holder of a Note is required to, notify any subsequent purchaser of a Note of the resale restrictions set forth in clause (c) above.

13. the Transferee understands that the Notes will bear the legend set out in the applicable form of Series 2025-1 Class A-2 Notes attached to the Series 2025-1 Supplement and be subject to the restrictions on transfer described in such legend;

14. either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code, entities whose underlying assets are considered to include “plan assets” of such plans, accounts and arrangements under DOL regulations, as modified by Section 3(42) of ERISA (collectively, “ERISA Plans”) or with the assets or any plan, account or other arrangement that is subject to the provisions under any Similar Law, or (ii) its purchase and holding of the Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law;

Exh B-3-2

15. the Transferee understands that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the Transferee agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act;

16. the Transferee is not a Competitor;

17. if it is an ERISA Plan or is purchasing or holding the Series 2025-1 Notes on behalf of or with “plan assets” of any ERISA Plan, it shall be deemed to represent, warrant and agree that (i) none of the Co-Issuers, the Guarantors or the Initial Purchasers, nor any other person that provide marketing services, nor any of their affiliates, has provided, and none of them will provide, any investment advice to it or to any fiduciary or other person investing the assets of the ERISA Plan (“Plan Fiduciary”), in connection with its decision to invest in the Series 2025-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the ERISA Plan or the Plan Fiduciary in connection with the ERISA Plan’s acquisition of the Series 2025-1 Notes; and (ii) the Plan Fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2025-1 Notes; and

18. the Transferee is:

(check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

(check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated: _______________,________

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank: ___________________________________
Address: _________________________________
Bank ABA #: _____________________________	Tel: _______________________________________
Account No.: ______________________________	Fax: _______________________________________
FAO: ____________________________________	Attn.: ______________________________________
Attention: ________________________________

Exh B-3-3

Registered Name (if Nominee):

cc:	Domino’s Pizza Master Issuer LLC
Domino’s Pizza Distribution LLC
Domino’s Progressive Foods Distribution LLC
Domino’s IP Holder LLC
Domino’s SPV Canadian Holding Company Inc.
24 Frank Lloyd Wright Drive
P.O. Box 485
Ann Arbor, Michigan 48106

Exh B-3-4

EXHIBIT B-4

FORM OF TRANSFEREE CERTIFICATE FOR

SERIES 2025-1 CLASS A-2-I NOTES OR SERIES 2025-1 CLASS A-2-II NOTES

FOR TRANSFERS OF INTEREST IN REGULATION S GLOBAL NOTES OR

UNRESTRICTED GLOBAL NOTES TO PERSONS TAKING DELIVERY IN THE FORM OF

AN INTEREST IN A RESTRICTED GLOBAL NOTE

Citibank, N.A.,

as Trustee

480 Washington Boulevard, 16th Floor

Jersey City, New Jersey 07310

Attention: Securities Window – Domino’s Pizza Master Issuer LLC

Re:

Domino’s Pizza Master Issuer LLC; Domino’s SPV Canadian Holding Company Inc.; Domino’s Pizza Distribution LLC; Domino’s Progressive Foods Distribution LLC; Domino’s IP Holder LLC [$500,000,000 Series 2025-1 4.930% Fixed Rate Senior Secured Notes, Class A-2- I][$500,000,000 Series 2025-1 5.217% Fixed Rate Senior Secured Notes, Class A-2-II] (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of March 15, 2012, as amended, restated, supplemented and otherwise modified from time to time (the “Base Indenture”), among Domino’s Pizza Master Issuer LLC, Domino’s Pizza Distribution LLC, Domino’s IP Holder LLC, Domino’s Progressive Foods Distribution LLC, and Domino’s SPV Canadian Holding Company Inc., as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of September 5, 2025 (the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 Securities Intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[] aggregate principal amount of

Notes which are held in the form of [an interest in a Regulation S Global Note with DTC] [an interest in an Unrestricted Global Note with DTC] (CUSIP (CINS) No. [ ]) in the name of [ ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Restricted Global Note in the name of [ ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and in the Offering Memorandum dated August 12, 2025, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree that either it is the Master Issuer or an Affiliate of the Master Issuer or as follows:

1. the Transferee is (a) a Qualified Institutional Buyer, (b) aware that the sale to it is being made in reliance on Rule 144A of the Investment Company Act and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer with respect to which it exercises sole investment discretion;

Exh B-4-1

2. the Transferee is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer;

3. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

4. the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

5. the Transferee understands that that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

6. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

7. the Transferee is not a Competitor;

8. if it is an ERISA Plan or is purchasing or holding the Series 2025-1 Notes on behalf of or with “plan assets” of any ERISA Plan, it shall be deemed to represent, warrant and agree that (i) none of the Co-Issuers, the Guarantors or the Initial Purchasers, nor any other person that provide marketing services, nor any of their affiliates, has provided, and none of them will provide, any investment advice to it or to any fiduciary or other person investing the assets of the ERISA Plan (“Plan Fiduciary”), in connection with its decision to invest in the Series 2025-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the ERISA Plan or the Plan Fiduciary in connection with the ERISA Plan’s acquisition of the Series 2025-1 Notes; and (ii) the Plan Fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2025-1 Notes; and

9. the Transferee is:

(check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable form) is attached hereto; or

(check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee represents and warrants that either (i) it is not acquiring or holding the Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of ERISA, Section 4975 of the Code or provisions under any Similar Law or (ii) its purchase and holding of the Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Registrar, the Trustee and the Initial Purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio.

Exh B-4-2

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated: _______________,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank: ____________________________________
Address: _________________________________
Bank ABA #: _____________________________	Tel: _______________________________________
Account No.: _____________________________	Fax: _______________________________________
FAO: ___________________________________	Attn.: ______________________________________
Attention: ________________________________

Registered Name (if Nominee):

cc:	Domino’s Pizza Master Issuer LLC
Domino’s Pizza Distribution LLC
Domino’s Progressive Foods Distribution LLC
Domino’s IP Holder LLC
Domino’s SPV Canadian Holding Company Inc.
24 Frank Lloyd Wright Drive
P.O. Box 485
Ann Arbor, Michigan 48106

Exh B-4-3

EXHIBIT C

FORM OF QUARTERLY NOTEHOLDERS’ STATEMENT

[Attached]

Exh C-1

EXHIBIT D

FORM OF CONFIRMATION OF REGISTRATION

Date: ______________

[Name of Holder of Series 2025-1 Class A-1 Notes]

[Address of Holder of Series 2025-1 Class A-1 Notes]

Re:	Domino’s Pizza Master Issuer LLC; Domino’s SPV Canadian Holding Company Inc.;

Domino’s Pizza Distribution LLC; Domino’s Progressive Foods Distribution LLC; Domino’s IP

Holder LLC Series 2025-1 Variable Funding Senior Notes, Class A-1 Subclass: Series 2025-1

Class A-1 [Advance] [Swingline] [L/C] Notes (the “Notes”)

Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of March 15, 2012 (as amended, modified or supplemented from time to time, the “Base Indenture”), among Domino’s Pizza Master Issuer LLC, Domino’s Pizza Distribution LLC, Domino’s Progressive Foods Distribution LLC, Domino’s IP Holder LLC, and Domino’s SPV Canadian Holding Company Inc., as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of September 5, 2025 (as amended, modified or supplemented from time to time, the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as Series 2025-1 Securities Intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture or the Series 2025-1 Class A-1 Note Purchase Agreement identified in Annex A to the Series 2025-1 Supplement, as applicable.

We hereby confirm that the Registrar has registered the aggregate principal amount of the Subclass of the Series 2025-1 Class A-1 Notes specified below, in the name specified below, in the Note Register. This Confirmation of Registration is provided for informational purposes only; ownership of each Uncertificated Series 2025-1 Class A-1 Note shall be determined conclusively by the Note Register. To the extent of any conflict between this Confirmation of Registration and the Note Register, the Note Register shall control. This is not a security certificate or evidence of ownership.

Uncertificated Series 2025-1 Class A-1 Notes: [Advance Note][Swingline Note][L/C Note]

Maximum Principal Amount: U.S.$[ ]

Registered Name: [ ]

CITIBANK, N.A., as Trustee and Registrar

By:
Authorized Signatory

Exh D-1

EXHIBIT E

FORM OF MANDATORY/VOLUNTARY DECREASE

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINOS PROGRESSIVE FOODS DISTRIBUTION LLC, and

DOMINO’S IP HOLDER LLC

SERIES 2025-1 VARIABLE FUNDING SENIOR SECURED NOTES, CLASS A-1

TO: Citibank, N.A., as Trustee

338 Greenwich Street,

New York, New York 10013

Attention: Agency & Trust – Domino’s Pizza Master Issuer LLC

Email: Esotericabs@citi.com or call (888) 855-9695 to obtain Citibank, N.A. account manager’s email address

CC: Cooperative Rabobank U.A., New York Branch, as Administrative Agent

Greetings:

Reference is made to (a) that certain Series 2025-1 Class A-1 Note Purchase Agreement, dated as of September 5, 2025 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2025-1 Class A-1 Note Purchase Agreement”), by and among the Co-Issuers, Domino’s Pizza LLC, as the Manager, the Guarantors, the Conduit Investors, the Committed Note Purchasers, the Funding Agents and Cooperative Rabobank U.A., New York Branch, as L/C Provider, Swingline Lender and Administrative Agent and (b) that certain Series 2025-1 Supplement, dated as of September 5, 2025 (the “Series 2025-1 Supplement”) to the Amended and Restated Base Indenture, dated as of May 15, 2012 (as may be further amended, amended and restated, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”), by and among the Co-Issuers and CITIBANK, N.A., as Trustee and as Securities Intermediary. Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Series 2025-1 Class A-1 Note Purchase Agreement or the Series 2025-1 Supplement, as applicable.

Pursuant to Section 2.02[(a)][(b)] of the Series 2025-1 Supplement and Section 2.02(d) of the Series 2025-1 Class A-1 Note Purchase Agreement, the undersigned hereby gives the Trustee and the Administrative Agent notice of a [Mandatory][Voluntary] Decrease and directs that the following amounts be paid on [ ] [(the “Mandatory Decrease Date”)][(the “Voluntary Decrease Date”)].

Principal: $

Exh E-1

To be allocated among the holders of the Class A-1 Notes as follows:

$ ______ to ______

$ ______ to ______

Interest: $

To be allocated among the holders of the Class A-1 Notes as follows:

$ ______ to ______

$ ______ to ______

Breakage Amount (if any): $

To be allocated among the holders of the Class A-1 Notes as follows:

$ ______ to ______

$ ______ to ______

In furtherance of the above, the Trustee is hereby directed to transfer such amounts from the Collection Account to the Series 2025-1 Class A-1 Distribution Account not later than 12:00 p.m. (New York City time) on the [Mandatory][Voluntary] Decrease Date and to distribute such amounts to the Series 2025-1 Class A-1 Noteholders in accordance with the instruction on file with Citibank, N.A. as Note Registrar and Paying Agent.

For the avoidance of doubt, this repayment is a repayment and is not a permanent reduction in the Series 2025-1 Class A-1 Notes Maximum Principal Amount.

Exh E-2

The undersigned has executed and delivered this payment direction on the _____ day of____ ,____ .

DOMINO’S PIZZA LLC, as Manager on behalf of the Co-Issuers

By:
Name:
Title:

Exh E-3